            As filed with the U.S. Securities and Exchange Commission
                              on February 25, 1997

                        Securities Act File No. 33-82362
                    Investment Company Act File No. 811-8686

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [x]

                         Pre-Effective Amendment No.                  [ ]

                       Post-Effective Amendment No. 5                 [x]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]

                               Amendment No. 6                        [x]

                        (Check appropriate box or boxes)

                      Warburg, Pincus Japan OTC Fund, Inc.

 ................................................................................
               (Exact Name of Registrant as Specified in Charter)

        466 Lexington Avenue
        New York, New York                                       10017-3147
 .......................................                    ..................
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 878-0600

                               Mr. Eugene P. Grace
                      Warburg, Pincus Japan OTC Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147

                    .........................................
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                          New York, New York 10022-4677

It is proposed that this filing will become effective (check appropriate box):

[x]  immediately upon filing pursuant to paragraph (b)

[ ]  on (date) pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        ---------------------------------


                       DECLARATION PURSUANT TO RULE 24f-2

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended, pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1996 was filed on December 27, 1996.

                      WARBURG, PINCUS JAPAN OTC FUND, INC.

        Calculation of Registration Fee under the Securities Act of 1933

Title of                             Proposed               Proposed
Securities          Amount           Maximum                Maximum                         Amount of
Being               Being            Offering Price         Aggregate                       Registration
Registered          Registered       Per Share (1)          Offering Price (1,2)            Fee (2)
-----------         ----------       -------------          --------------------            -------------
Shares of Common
Stock $.001 par
value per share

                    1,448,840        $7.08                  $8,977,790                      $100

-------------------


     This Post-Effective Amendment No. 5 seeks to register 1,448,840 additional shares under the 1933 Act.

(1) Computed under Rule 457(d) on the basis of the net asset value per share of the Registrant's shares at the close of business on February 14, 1997. The above calculation shall not be deemed a representation of the actual offering price.

(2)  Calculated pursuant to Rule 24e-2 under the 1940 Act.

        A.      Total number of shares redeemed during
                previous fiscal year

                                                                      29,739,843
        B.      Total number of shares included in (a)
                previously used under Rule 24e-2 this
                fiscal year

                                                                               0
        C.      Total number of shares included in (a)
                previously used under Rule 24f-2(c)
                this fiscal year

                                                                      28,337,613
        D.     Total number of shares included in (a)
               being used to reduce maximum aggregate
               offering price in this Post-Effective
               Amendment

                                                                       1,402,230

                      WARBURG, PINCUS JAPAN OTC FUND, INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET


                                                   Heading for the Common Shares
Part A                                             and the Advisor Shares
Item No.                                           Prospectuses*
-------                                            -------------
1.      Cover Page..........................       Cover Page

2.      Synopsis............................       The Funds' Expenses

3.      Condensed Financial Information.....       Financial Highlights

4.      General Description of Registrant...       Cover Page; Investment
                                                   Objectives and Policies;
                                                   Portfolio Investments; Risk
                                                   Factors and Special
                                                   Considerations; Certain
                                                   Investment Strategies;
                                                   General Information

5.      Management of the Fund..............       Management of the Funds

6.      Capital Stock and Other Securities..       General Information

7.      Purchase of Securities Being Offered       How to Open an Account; How
                                                   to Purchase Shares; Net Asset
                                                   Value

8.      Redemption or Repurchase............       How to Redeem and Exchange
                                                   Shares

9.      Legal Proceedings...................       Not applicable

10.     Cover Page..........................       Cover Page

* With respect to the Advisor Prospectus, all references to "the Funds" in this cross-reference sheet should be read as "the Fund."

11.     Table of Contents...................       Contents

12.     General Information and History.....       Management of the Fund; Notes
                                                   to Financial Statements; See
                                                   Prospectuses--"General
                                                   Information"

13.     Investment Objectives and Policies..       Investment Objective;
                                                   Investment Policies

14.     Management of the Registrant........       Management of the Fund

15.     Control Persons and Principal Holders
        of Securities.......................       Management of the Fund;
                                                   Miscellaneous; See
                                                   Prospectuses--"General
                                                   Information"

16.     Investment Advisory and
        Other Services .....................       Management of the Fund; See
                                                   Prospectuses--"Management of
                                                   the Funds"

17.     Brokerage Allocation ...............       Investment Policies; See
                                                   Prospectuses -- "Portfolio
                                                   Transactions and Turnover
                                                   Rate"

18.     Capital Stock and Other Securities..       Management of the Fund --
                                                   Organization of the Fund; See
                                                   Prospectuses--"General
                                                   Information"

19.     Purchase, Redemption and Pricing of
        Securities Being Offered............       Additional Purchase and
                                                   Redemption Information; See
                                                   Prospectuses -- "How to Open
                                                   an Account," "How to Purchase
                                                   Shares," "How to Redeem and
                                                   Exchange Shares" and "Net
                                                   Asset Value"

20.     Tax Status..........................       See Prospectuses--"Dividends,
                                                   Distributions and Taxes";

                                                   Additional Information
                                                   Concerning Taxes

21.     Underwriters........................       Investment Policies --
                                                   Portfolio Transactions -- See
                                                   Prospectuses--"Management of
                                                   the Funds" and "Shareholder
                                                   Servicing"

22.     Calculation of Performance Data.....       Determination of Performance


23.     Financial Statements................       Report of Independent
                                                   Accountants; Financial
                                                   Statements


Part C

               Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS

                               February 25, 1997

                                 WARBURG PINCUS
                             EMERGING MARKETS FUND


                                 WARBURG PINCUS
                           INTERNATIONAL EQUITY FUND

                                 WARBURG PINCUS
                               JAPAN GROWTH FUND

                                 WARBURG PINCUS
                                 JAPAN OTC FUND

                                     [Logo]

PROSPECTUS                                                     February 25, 1997


Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Four funds are described in this
Prospectus:

WARBURG PINCUS EMERGING MARKETS FUND seeks growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets.

WARBURG PINCUS INTERNATIONAL EQUITY FUND seeks long-term capital appreciation by investing in international equity securities that are considered by the Fund's investment adviser to have above-average potential for appreciation.

WARBURG PINCUS JAPAN GROWTH FUND seeks long-term growth of capital by investing principally in equity securities of Japanese issuers.

WARBURG PINCUS JAPAN OTC FUND seeks long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'

NO LOAD CLASS OF COMMON SHARES__________________________________________________

Each Fund offers two classes of shares. A class of Common Shares that is 'no load' is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource'tm' Program; Fidelity Brokerage Services, Inc. FundsNetworkTM Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.


LOW MINIMUM INVESTMENT__________________________________________________________

The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Transfers to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See 'How to Purchase Shares.'



This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC'). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is available to investors without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling Warburg Pincus Funds at the same number. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------
THESE   SECURITIES    HAVE    NOT    BEEN    APPROVED    OR    DISAPPROVED    BY
 THE     SECURITIES     AND     EXCHANGE     COMMISSION     OR     ANY    STATE
   SECURITIES    COMMISSION   NOR    HAS   THE    SECURITIES   AND   EXCHANGE
    COMMISSION       OR       ANY      STATE      SECURITIES     COMMISSION
     PASSED      UPON     THE    ACCURACY    OR    ADEQUACY    OF    THIS
      PROSPECTUS.    ANY    REPRESENTATION    TO    THE    CONTRARY IS
                              A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES_____________________________________________________________

   Each of Warburg, Pincus Emerging Markets Fund, International Equity Fund, Japan Growth Fund and Japan OTC Fund (the 'Funds') currently offers two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see 'General Information.' Common Shares of the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund pay the Funds' distributor a 12b-1 fee. See 'Management of the Funds -- Distributor.'



                                                    Emerging     International      Japan       Japan
                                                  Markets Fund    Equity Fund    Growth Fund   OTC Fund
                                                  ------------   -------------   -----------   --------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price).........        0              0              0           0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
    Management Fees...............................      .53%          1.00%           .80%        .99%
    12b-1 Fees....................................      .25%             0            .25%        .25%
    Other Expenses................................      .83%           .37%           .70%        .51%
                                                       ----           ----           ----        ----
    Total Fund Operating Expenses (after fee
      waivers)*...................................     1.61%          1.37%          1.75%       1.75%
                                                       ----           ----           ----        ----
                                                       ----           ----           ----        ----
EXAMPLE
    You would pay the following expenses
        on a $1,000 investment, assuming (1) 5%
        annual return and (2) redemption at the
        end of each time period:
    1 year........................................     $ 16          $  14          $  18        $ 18
    3 years.......................................     $ 51          $  43          $  55        $ 55
    5 years.......................................     $ 88          $  75          $  95        $ 95
    10 years......................................     $191          $ 165          $ 206        $206


--------------------------------------------------------------------------------

* Management Fees, Other Expenses and Total Fund Operating Expenses for the Funds are based on actual expenses for the fiscal year or period ended October 31, 1996, net of any fee waivers or expense reimbursements. Without such waivers and/or reimbursements, Management Fees for the Emerging Markets, International Equity, Japan Growth and Japan OTC Funds would have equalled 1.25%, 1.00%, 1.25% and 1.25%, respectively; Other Expenses would have equalled .93%, .38%, .75% and .54%, respectively; and Total Fund Operating Expenses would have equalled 2.43%, 1.38%, 2.25% and 2.04%, respectively. The investment adviser and co-administrator are under no obligation to continue these waivers.

                          ---------------------------

   The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of the Emerging Markets Fund, the Japan Growth Fund or the Japan OTC Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS____________________________________________________________
(FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


   The following information for the four fiscal years or period ended October 31, 1996 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 18, 1996 is incorporated by reference in the Statement of Additional Information. For the International Equity Fund, the information for the fiscal year ended October 31, 1992 has been audited by Ernst & Young LLP, whose report was unqualified. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1996, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.


EMERGING MARKETS FUND


                                                    For the Period
                                                   December 30, 1994
                                 For the           (Commencement of
                                Year Ended        Operations) through
                             October 31, 1996      October 31, 1995
                             ----------------     -------------------
Net Asset Value,
 Beginning of Period.....         $11.28                $ 10.00
                                   -----                  -----
 Income from Investment
   Operations
 Net Investment Income...            .07                    .08
 Net Gain from Securities
   and Foreign Currency
   Related Items
   (both realized and
   unrealized)...........            .99                   1.25
                                   -----                  -----
 Total from Investment
   Operations............           1.06                   1.33
                                   -----                  -----
 Less Distributions
 Dividends (from net
   investment income)....           (.08)                  (.05)
 Distributions (from
   capital gains)........           (.07)                   .00
                                   -----                  -----
 Total Distributions.....           (.15)                  (.05)
                                   -----                  -----
Net Asset Value, End of
 Period..................         $12.19                $ 11.28
                                   -----                  -----
                                   -----                  -----
Total Return.............           9.46%                 13.33%`D'
Ratios/Supplemental Data
Net Assets, End of Period
 (000s)..................        $218,421               $ 6,780
Ratios to Average Daily
 Net Assets:
 Operating expenses......           1.61%                  1.00%*
 Net investment income...            .31%                  1.25%*
 Decrease reflected in
   above operating
   expense ratio due to
waivers/reimbursements...            .78%                 11.08%*
Portfolio Turnover
 Rate....................          61.84%                 57.76%`D'
Average Commission
 Rate#...................         $.0135               --


--------------------------------------------------------------------------------
* Annualized.

`D' Non-annualized.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INTERNATIONAL EQUITY FUND


                                                                                                               For the
                                                                                                               Period
                                                                                                             May 2, 1989
                                                                                                            (Commencement
                                                                                                                 of
                                                                                                             Operations)
                                                     For the Year Ended October 31,                            through
                                -------------------------------------------------------------------------    October 31,
                                 1996        1995        1994       1993       1992       1991      1990        1989
                                ------      ------      ------     ------     ------     ------    ------   -------------
Net Asset Value,
 Beginning of Period......      $19.30      $20.51      $17.00     $12.22     $13.66     $11.81    $11.35       $10.00
                                ------      ------      ------     ------     ------     ------    ------        -----
 Income from Investment
   Operations
 Net Investment Income....         .22         .12         .09        .09        .15        .19       .13          .05
 Net Gain (Loss) from
   Securities and Foreign
   Currency Related Items
   (both realized and
   unrealized)............        1.73        (.67)       3.51       4.84      (1.28)      2.03       .55         1.30
                                ------      ------      ------     ------     ------     ------    ------        -----
 Total from Investment
   Operations.............        1.95        (.55)       3.60       4.93      (1.13)      2.22       .68         1.35
                                ------      ------      ------     ------     ------     ------    ------        -----
 Less Distributions
 Dividends (from net
   investment income).....        (.56)       (.13)       (.04)      (.02)      (.16)      (.33)     (.10)         .00
 Distributions in excess
   of net investment
   income.................         .00         .00        (.01)       .00        .00        .00       .00          .00
 Distributions (from
   capital gains).........         .00        (.53)       (.04)      (.13)      (.15)      (.04)     (.12)         .00
                                ------      ------      ------     ------     ------     ------    ------        -----
 Total Distributions......        (.56)       (.66)       (.09)      (.15)      (.31)      (.37)     (.22)         .00
                                ------      ------      ------     ------     ------     ------    ------        -----
Net Asset Value, End of
 Period...................      $20.69      $19.30      $20.51     $17.00     $12.22     $13.66    $11.81       $11.35
                                ------      ------      ------     ------     ------     ------    ------        -----
                                ------      ------      ------     ------     ------     ------    ------        -----
Total Return.............       10.35%      (2.55%)     21.22%     40.68%     (8.44%)    19.42%     5.92%       28.73%*
Ratios/Supplemental Data
Net Assets, End of Period
 (000s)..................  $2,885,453  $2,068,207  $1,533,872   $378,661   $101,763    $72,553   $38,946      $13,260
Ratios to Average Daily
 Net Assets:
 Operating expenses......        1.37%       1.39%       1.44%      1.48%      1.49%      1.50%     1.46%        1.50%*
 Net investment income...         .62%        .69%        .19%       .38%       .88%      1.19%     1.58%        1.33%*
 Decrease reflected in
   above operating
   expense ratios due to
 waivers/reimbursements..         .01%        .00%        .00%       .00%       .07%       .17%      .38%         .89%*
Portfolio Turnover
 Rate....................       32.49%      39.24%      17.02%     22.60%     53.29%     54.95%    66.12%       27.32%
Average Commission
 Rate#...................      $.0170        --          --         --         --         --        --         --


--------------------------------------------------------------------------------
* Annualized.

# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

JAPAN GROWTH FUND


                                                                              For the Period
                                                                             December 29, 1995
                                                                             (Commencement of
                                                                            Operations) through
                                                                             October 31, 1996
                                                                            -------------------
Net Asset Value, Beginning of Period....................................          $ 10.00
                                                                                    -----
 Income from Investment Operations
 Net Investment Loss....................................................             (.06)
 Net Loss on Securities and Foreign Currency Related Items (both
   realized and unrealized).............................................             (.09)
                                                                                    -----
 Total from Investment Operations.......................................             (.15)
                                                                                    -----
 Less Distributions
 Dividends (from net investment income).................................              .00
 Distributions (from capital gains).....................................              .00
                                                                                    -----
 Total Distributions....................................................              .00
                                                                                    -----
Net Asset Value, End of Period..........................................          $  9.85
                                                                                    -----
                                                                                    -----
Total Return............................................................            (1.50%)*
Ratios/Supplemental Data
Net Assets, End of Period (000s)........................................          $20,157
Ratios to Average Daily Net Assets:
 Operating expenses.....................................................             1.75%`D'
 Net investment loss....................................................            (1.03%)`D'
 Decrease reflected in above operating expense ratio due to
   waivers/reimbursements...............................................             1.80%`D'
Portfolio Turnover Rate.................................................            51.72%*
Average Commission Rate#................................................          $ .0717



--------------------------------------------------------------------------------


* Non-annualized.
`D' Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased or sold during the period for which there was a commission charged.


JAPAN OTC FUND


                                                         For the Period
                              For the Year Ended       September 30, 1994
                                 October 31,             (Commencement
                              ------------------     of Operations) through
                              1996         1995         October 31, 1994
                              -----        -----     ----------------------
Net Asset Value,
 Beginning of Period.....     $9.09        $9.85             $10.00
                              -----        -----              -----
 Income from Investment
   Operations
 Net Investment Loss.....      (.23)         .00                .00
 Net Gain (Loss) from
   Securities and Foreign
   Currency Related Items
   (both realized and
   unrealized)...........      (.01)        (.76)              (.15)
                              -----        -----              -----
 Total from Investment
   Operations............      (.24)        (.76)              (.15)
                              -----        -----              -----
 Less Distributions
 Dividends (from net
   investment income)....      (.38)         .00                .00
 Distributions (from
   capital gains)........       .00          .00                .00
                              -----        -----              -----
 Total Distributions.....      (.38)         .00                .00
                              -----        -----              -----
Net Asset Value, End of
 Period..................     $8.47        $9.09             $ 9.85
                              -----        -----              -----
                              -----        -----              -----
Total Return.............     (2.79%)      (7.72%)            (1.50%)`D'
Ratios/Supplemental Data
Net Assets, End of Period
 (000s)..................  $154,460     $178,568            $19,878
Ratios to Average Daily
 Net Assets:
 Operating expenses......      1.75%        1.41%              1.00%*
 Net investment income
   (loss)................     (1.22%)       (.15%)              .49%*
 Decrease reflected in
   above operating
   expense ratios due to
 waivers/reimbursements..       .30%        1.35%              4.96%*
Portfolio Turnover
 Rate....................     95.23%       82.98%               .00%
Average Commission
 Rate#...................    $.0968         --             --


--------------------------------------------------------------------------------
* Annualized.

`D' Non-annualized.


# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVES AND POLICIES______________________________________________
   Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.

EMERGING MARKETS FUND

   The Emerging Markets Fund seeks growth of capital. The Fund is a non-diversified management investment company that pursues its investment objective by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. An investment in the Fund may involve a greater degree of risk than investment in other mutual funds that seek capital appreciation by investing in larger, more developed markets.


   Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in Emerging Markets (as defined below), and the Fund intends to acquire securities of many issuers located in a number of foreign countries. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country and the Emerging Markets in which the Fund invests will vary from time to time. However, the Fund will at all times, except during defensive periods, maintain investments in at least three countries outside the United States. An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of an issuer: (i) the principal securities trading market for which is in an Emerging Market; (ii) which derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an Emerging Market, or which has at least 50% of its total or net assets situated in one or more Emerging Markets; or (iii) that is organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to whether an issuer is an Emerging Markets issuer will be made by the Fund's investment adviser based on publicly available information and inquiries made to the issuers.


   As used in this Prospectus, an Emerging Market is any country (i) which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation (the 'IFC') or by the United Nations,
(ii) which is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index or (iii) which has a gross national product ('GNP') per capita of $2,000 or less, in each case at the time of the Fund's investment. Among the countries which Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ('Warburg'), currently considers to be Emerging Markets are the following: Algeria, Angola, Antigua, Argentina, Armenia, Azerbaijan, Bangladesh, Barbuda, Barbados, Belarus, Belize, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Cambodia, Chile, People's Republic of China, Republic of China (Taiwan), Colombia, Cyprus, Czech Republic, Dominica, Ecuador, Egypt, Estonia, Georgia, Ghana, Greece, Grenada, Guyana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Republic of Korea (South Korea), Latvia, Lebanon, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Montserrat, Morocco, Mozambique, Myanmar (Burma), Namibia, Nepal, Nigeria, Pakistan, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Russia, Saudi Arabia, Singapore, Slovakia, Slovenia, South Africa, Sri Lanka, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Swaziland, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, Uruguay, Uzbekistan, Venezuela, Vietnam, Yugoslavia, Zambia and Zimbabwe. Among the countries that will not be considered Emerging Markets are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and the United States.
   The Fund may invest in securities of companies of any size, whether traded on or off a national securities exchange. Fund holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.
   In appropriate circumstances, such as when a direct investment by the Fund in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Fund may, consistent with the provisions of the Investment Company Act of 1940, as amended (the '1940 Act'), invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

INTERNATIONAL EQUITY FUND

   The International Equity Fund seeks long-term capital appreciation. The Fund is a diversified management investment company that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in Warburg's judgment, have their principal business activities and interests outside of the United States. The Fund will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Ordinarily the Fund will hold no less than 65% of its total assets in at least three countries other than the United States. The Fund intends to be widely diversified across securities of many corporations located in a number of foreign countries. Warburg anticipates, however, that the Fund may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See 'Risk Factors and Special Considerations -- Japanese Investments' below. In appropriate circumstances, such as when a direct investment by the International Equity Fund in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Fund may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities.
   The Fund intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

JAPAN GROWTH FUND
   The Japan Growth Fund seeks long-term growth of capital. The Fund is a non-diversified management investment company that pursues its objective by investing primarily in equity securities of Japanese issuers that present attractive opportunities for growth. Under current market conditions the Fund intends to invest at least 80% of its total assets -- but will invest no less than 65% of its assets under normal market conditions -- in common and preferred stocks, warrants and other rights, securities convertible into or exchangeable for common stocks and American Depository Receipts ('ADRs') of Japanese issuers.
   Warburg believes that Japanese industry is in the process of deregulation and restructuring. The Fund is designed to provide an opportunity to participate in the dynamic structural changes in the Japanese industrial system through investment in higher growth companies that can be expected to benefit from these changes. The Fund will seek to identify and invest in Japanese issuers that are showing or are expected to show a rapid or high rate of growth, based on comparisons with Japanese or non-Japanese companies in the same industry or other considerations. The Fund will also invest in Japanese companies that Warburg believes are undervalued based on price/earnings ratios, comparisons with Japanese or non-Japanese companies or other factors.
   Unlike the Warburg Pincus Japan OTC Fund, which invests primarily in over-the-counter securities, the Fund may invest in companies of any size, whether traded on an exchange or over-the-counter. Currently, there are eight exchanges in Japan -- the Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo exchanges -- and two over-the-counter markets -- JASDAQ and the Japanese Second Section OTC Market (the 'Frontier Market'). The Fund considers Japanese issuers to be (i) companies (A) organized under the laws of Japan, or (B) whose principal business activities are conducted in Japan and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Japan, or have at least 50% of their assets in one or more such countries, or (C) which have issued securities which are traded principally in Japan, and (ii) Japanese governmental entities or political subdivisions. Determinations as to the eligibility of issuers under the foregoing definition will be made by Warburg based on publicly available information and inquiries made to the companies. The portion of the Fund's assets not invested in Japanese issuers may be invested in securities of other Asian issuers. The Fund does not, except during temporary defensive periods, intend to invest in securities of non-Asian issuers. From time to time, the Fund may hedge part or all of its exposure to the Japanese yen, thereby reducing or substantially eliminating any favorable or unfavorable impact of changes in the value of the yen in relation to the U.S. dollar.

JAPAN OTC FUND

   The Japan OTC Fund seeks long-term capital appreciation. The Fund is a non-diversified management investment company that pursues its investment objective by investing in a portfolio of securities traded in the Japanese over-the-counter market. The Fund is designed to provide an opportunity to participate in the dynamic structural changes in the Japanese industrial system through investment in less-established, higher growth companies that can be expected to benefit from these changes. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in securities of companies traded through JASDAQ, the primary Japanese over-the-counter market, or the Frontier Market. The portion of the Fund's assets that is not invested through JASDAQ or the Frontier Market may be invested in securities of Japanese issuers that are not traded through JASDAQ or the Frontier Market or exchange-traded and over-the-counter securities of issuers in other Asian markets, in addition to the other instruments described below. The Fund may invest up to 35% of its total assets in securities of other Asian issuers, with no more than 10% invested in any one country. The Fund will not invest in securities of non-Asian issuers, except that the Fund may, for defensive purposes, invest in U.S. debt securities and money market obligations. The Fund intends its portfolio to consist principally of equity securities (common stock, warrants and securities convertible into common stock), which may include shares of closed-end investment companies investing in Asia. The Japan OTC Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies. From time to time, the Fund may hedge part or all of its exposure to the Japanese yen, thereby reducing or substantially eliminating any favorable or unfavorable impact of changes in the value of the yen in relation to the U.S. dollar.

PORTFOLIO INVESTMENTS___________________________________________________________

   DEBT SECURITIES. The International Equity Fund, the Japan Growth Fund and the Japan OTC Fund may each invest up to 35% of its total assets in investment grade debt securities (other than money market obligations) and, in the case of the International Equity and Japan OTC Funds, preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The Emerging Markets Fund may invest up to 35% of its total assets in debt securities (other than money market obligations) for the purpose of seeking growth of capital. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.


   A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Services ('S&P') or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Japan Growth Fund does not currently intend during the coming year to hold more than 5% of its net assets in securities rated below investment grade, including convertible and non-convertible debt securities downgraded below investment grade subsequent to acquisition by the Fund. The Japan OTC Fund does not currently intend during the coming year to hold more than 5% of its net assets in securities downgraded below investment grade subsequent to acquisition by the Fund.

   When Warburg believes that a defensive posture is warranted, each Fund other than the Japan OTC Fund may invest temporarily without limit in U.S. and foreign investment grade debt obligations, other securities of U.S. companies and in domestic and foreign money market obligations, including repurchase agreements. The Japan OTC Fund may, for temporary defensive purposes, invest without limit in U.S. debt securities and money market obligations.

   ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. In addition to each Fund's authority to invest in money market securities, the Japan Growth Fund and the Japan OTC Fund may each invest up to 5% of its net assets, and the Emerging Markets Fund may invest up to 35% of its net assets, in each of asset-backed and mortgage-backed securities.


   Asset-backed securities are collateralized by interests in pools of consumer loans, with interest and principal payments ultimately depending on payments in respect of the underlying loans by individuals (or a financial institution providing credit enhancement). Because market experience in these securities is limited, the market's ability to sustain liquidity through all phases of the market cycle has not been tested. In addition, there is no assurance that the security interest in the collateral can be realized. The Funds may purchase asset-backed securities that are unrated.


   Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

   EMERGING MARKETS FUND.  The Fund  may invest  or hold up  to 35%  of its  net assets in fixed-income securities (including convertible bonds) rated below investment grade (commonly referred to as 'junk bonds') and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.
   Among the types of debt securities in which the Emerging Markets Fund may invest are Brady Bonds, loan participations and assignments, asset-backed securities and mortgage-backed securities:
   Brady Bonds are collateralized or uncollateralized securities created through the exchange of existing commercial bank loans to public and private Latin American entities for new bonds in connection with certain debt restructurings. Brady Bonds have been issued only recently and therefore do not have a long payment history. However, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.
   Loan Participations and Assignments of fixed and floating rate loans arranged through private negotiations between a foreign government as borrower and one or more financial institutions as lenders will typically result in the Fund having a contractual relationship only with the lender, in the case of a participation, or the borrower, in the case of an assignment. The Fund may not directly benefit from any collateral supporting a participation, and in the event of the insolvency of a lender will be treated as a general creditor of the lender. As a result, the Fund assumes the risk of both the borrower and the lender of a participation. The Fund's rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The lack of a liquid secondary market for both participations and assignments will have an adverse impact on the value of such securities and on the Fund's ability to dispose of participations or assignments.

   SWAPS. The Funds may enter into swaps relating to indexes, currencies and equity interests of foreign issuers without limit. Index swaps involve the exchange by the Funds with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the other party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.


   The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Index swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to index swaps is limited to the net amount of interest payment that a Fund is contractually obligated to make. If the other party to an index swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess.


   MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.


   Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period
(usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the 'governing Board' or 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

   Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg, the Funds' co-administrator, PFPC Inc. ('PFPC'), or, in the case of the Japan OTC Fund, the sub-investment adviser (each investment adviser and sub-investment adviser referred to individually as an 'Adviser'). As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.
   U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Fund may invest include: direct obligations of the U.S. Treasury, and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.

   CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.


   WARRANTS. Each Fund may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.


RISK FACTORS AND SPECIAL CONSIDERATIONS_________________________________________

   Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Fund's investments, see 'Portfolio Investments' beginning at page 10 and 'Certain Investment Strategies' beginning at page 20.

   JAPANESE INVESTMENTS. Investing in Japanese securities may involve the risks described below associated with investing in foreign securities generally. In addition, because the Japan Growth Fund and the Japan OTC Fund invest primarily in Japan and the International Equity Fund may from time to time have a large position in Japanese securities, these Funds will be subject to general economic and political conditions in Japan. The Japan Growth Fund and the Japan OTC Fund should each be considered a vehicle for diversification, but the Funds themselves are not diversified.

   Securities in Japan are denominated and quoted in 'yen.' Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of each Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, in the absence of a successful currency hedge, the value of each Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.
   A significant portion of the Japan OTC Fund's assets will be and assets of the Japan Growth Fund may be invested in securities traded through JASDAQ. JASDAQ traded securities can be volatile, which may result in a Fund's net asset value fluctuating in response. Trading of equity securities through the JASDAQ market is conducted by securities firms in Japan, primarily through an organization which acts as a 'matching agent,' as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of a Fund. In periods of rapid price increases, the limited liquidity of JASDAQ restricts the Fund's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of the Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined. The Frontier Market is expected to present greater liquidity, volatility and trading considerations than JASDAQ.

   At November 30, 1996, 761 issues were traded through JASDAQ, having an aggregate market capitalization in excess of 15 trillion yen (approximately $121 billion as of February 14, 1997). The entry requirements for JASDAQ generally require a minimum of 2 million shares outstanding at the time of registration, a minimum of 200 shareholders, minimum pre-tax profits of 10 yen per share (approximately $.08 per share as of February 14, 1997) over the prior fiscal year and net worth of 200 million yen (approximately $1.61 million as of February 14, 1997). JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.


   The Frontier Market is a second over-the-counter market and is under the jurisdiction of JASDAQ, which is overseen by the Japanese Securities and Exchange Commission. The Frontier Market has less stringent entry requirements than those described above for JASDAQ and is designed to enable early stage companies access to capital markets. Frontier Market companies need not have a history of earnings, provided their spending on research and development equals at least 3% of net sales. In addition, companies traded through the Frontier Market are not required to have 2 million shares outstanding at the time of registration. As a result, investments in companies traded through the Frontier Market may involve a greater degree of risk than investments in companies traded through JASDAQ. The Frontier Market was created in July 1995, and as of the date of this Prospectus, a limited number of issues were traded through this market.

   The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.
   Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

   Japan has a parliamentary form of government. In 1993, a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect the Funds investing there. For additional information, see 'Japan and its Securities Markets' in the Statement of Additional Information.

   EMERGING MARKETS. The Funds may invest in securities of issuers located in less developed countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

   EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small-sized companies, which may include JASDAQ and Frontier Market securities, may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Securities of issuers in 'special situations' also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in 'special situations' include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control. Although investing in securities of emerging growth companies or 'special situations' offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Emerging Markets Fund, the Japan Growth Fund or the Japan OTC Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.


   NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless (except for the Japan OTC Fund) the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to an Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity. In the case of the Japan OTC Fund, all Rule 144A Securities will be limited to 10% of the Fund's net assets, included within the Fund's limit on illiquid securities.
   Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.
   NON-DIVERSIFIED STATUS. The Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that a Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
   LOWER-RATED SECURITIES. Lower-rated and comparable unrated securities (commonly referred to as 'junk bonds') (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
   The market value of securities in lower rating categories is more volatile than that of higher quality securities. In addition, a Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Fund's ability to dispose of particular issues and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

   WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.


PORTFOLIO TRANSACTIONS AND TURNOVER RATE________________________________________

   A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever an Adviser believes it to be in the best interests of the relevant Fund. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.

   All orders for transactions in securities or options on behalf of a Fund are placed by an Adviser with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES___________________________________________________

   Although there is no intention of doing so during the coming year, each Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery, (ii) lending portfolio securities and (iii) except for the International Equity Fund, entering into reverse repurchase agreements and dollar rolls. The Emerging Markets, Japan Growth and Japan OTC Funds may also invest in zero coupon securities, although each Fund currently anticipates that during the coming year zero coupon securities will not exceed 5% of net assets. The Emerging Markets Fund may invest in stand-by commitments, although the Fund currently anticipates that during the coming year stand-by commitments will not exceed 5% of net assets. Detailed information concerning each Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.


STRATEGIES AVAILABLE TO ALL FUNDS

   FOREIGN SECURITIES. Each Fund will ordinarily hold no less than 65% of its total assets in foreign securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in Emerging Markets. Certain of the above risks may be involved with American Depositary Receipts ('ADRs') and European Depositary Receipts ('EDRs'), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs and EDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company and EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, typically by non-U.S. banks and trust companies.

   OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of the Advisers, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Code.

   Securities and Stock Index Options. The International Equity, Japan Growth and Japan OTC Funds may each write covered call options, and the Japan Growth and Japan OTC Funds may write put options, on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. Each Fund may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also utilize up to 10% of its total assets (15% in the case of the Emerging Markets Fund) to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

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
   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
   Futures Contracts and Related Options. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
   Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
   Currency Exchange Transactions. The Funds will conduct their currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) in the case of the Emerging Markets, Japan Growth and Japan OTC Funds, by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The International Equity Fund may only enter into forward currency contracts for hedging purposes.

   Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by an Adviser, and successful use of hedging transactions will depend on the Adviser's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
   Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

   Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


STRATEGY AVAILABLE TO THE EMERGING MARKETS FUND AND THE JAPAN GROWTH FUND

   SHORT SALES AGAINST THE BOX. Each Fund may enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' may be entered into

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

by a Fund, for example, to lock in a sale price for a security the Fund does not wish to sell immediately or to postpone a gain or loss for federal income tax purposes. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

   The extent to which the Funds may make short sales may be limited by Code requirements for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.

INVESTMENT GUIDELINES___________________________________________________________

   The Emerging Markets Fund and the Japan OTC Fund may each invest up to 15% of its net assets; the International Equity Fund may invest up to 10% of its total assets; and the Japan Growth Fund may invest up to 10% of its net assets, in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including
(i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 30% of total assets, and may pledge its assets to the extent necessary to secure permitted borrowings (up to 10% of its assets in the case of the International Equity Fund). Whenever borrowings (including reverse repurchase agreements) exceed 5% of a Fund's assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.


MANAGEMENT OF THE FUNDS_________________________________________________________
   INVESTMENT ADVISERS. Each Fund employs Warburg as investment adviser to the Fund. The Japan OTC Fund employs SPARX Investment & Research, USA, Inc. ('SPARX USA') as its sub-investment adviser. With respect to each Fund other than the Japan OTC Fund, Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. With respect to the Japan OTC Fund, Warburg has general oversight for the day-to-day management of the Fund, manages the Fund's U.S. investments and investments in debt securities, determines the country allocation and industry allocation of Fund assets, monitors Fund expenses and evaluates the services provided by the sub-investment adviser to the Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes each Fund with office space, furnishings and equipment. SPARX USA, in accordance with the investment objective and policies of the Japan OTC Fund and under the supervision of Warburg and the Fund's governing Board, makes investment decisions for the Fund involving Japanese and other Asian equity securities, places orders to buy and sell such securities on behalf of the Fund and provides research to the Fund relating to Japanese and other Asian companies and securities markets.

   For the services provided by Warburg, the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund each pay Warburg a fee calculated at an annual rate of 1.25% of the Fund's average daily net assets, and the International Equity Fund pays Warburg an advisory fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. Warburg pays SPARX USA a fee of .625% out of Warburg's advisory fee. Warburg, SPARX USA and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.


   Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1997, Warburg managed approximately $17.9 billion of assets, including approximately $10.7 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership, which itself is controlled by Warburg Pincus & Co. ('WP&Co.'), also a New York general partnership. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

   SPARX USA, a Delaware corporation, is a wholly owned subsidiary of SPARX. SPARX USA, which has not previously acted as adviser to a U.S. investment company, is registered as an investment adviser under the U.S. Investment Advisers Act of 1940. SPARX is an independent investment advisory company, which is owned by Shuhei Abe. The predecessor of SPARX was incorporated in Tokyo in July 1988 and was registered as an investment adviser under the Investment Advisory Act of 1986 of Japan.

SPARX has no business other than providing investment advisory services, and as of December 31, 1996, SPARX had approximately $774 million in assets under management. SPARX USA's address is 413 Seaside Avenue, Honolulu, Hawaii 96815.

   PORTFOLIO MANAGERS. Emerging Markets Fund. Richard H. King and Nicholas P.W. Horsley are co-portfolio managers of the Fund, and Harold W. Ehrlich and Vincent
J. McBride are associate portfolio managers and research analysts.
   International Equity Fund. Richard H. King is portfolio manager of the Fund, and Nicholas P.W. Horsley, P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride are associate portfolio managers and research analysts.
   Japan Growth Fund. P. Nicholas Edwards is portfolio manager of the Fund. Japan OTC Fund. Richard H. King, Nicholas P.W. Horsley and Shuhei Abe are
co-portfolio managers of the Fund, and Toshikatsu Kimura is an associate portfolio manager.

   Mr. King, a managing director of Warburg since 1989, has been a portfolio manager of each Fund other than the Japan Growth Fund since its inception. From 1984 until 1988 he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank.


   Mr. Edwards is a managing director of Warburg and has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Horsley has been a co-portfolio manager of the Emerging Markets and Japan OTC Funds since their inception. Mr. Horsley is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Ehrlich is a managing director of Warburg and has been with Warburg and the Funds since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride is a senior vice president of Warburg and has been with Warburg and the Funds since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. From 1989 to 1992 he was a portfolio manager/analyst at United Jersey Bank.

   Shuhei Abe of SPARX USA, a co-portfolio manager of the Japan OTC Fund since its inception, is the founder and president of SPARX Asset Management Company Ltd. ('SPARX'), the parent company of SPARX USA. Prior to founding SPARX in 1989 (by assuming control of a predecessor company), Mr. Abe worked for Soros Fund Management and Credit Suisse Trust Bank as an independent adviser. Toshikatsu Kimura has been an associate portfolio manager of the Japan OTC Fund since its inception. Mr. Kimura has been a portfolio manager and analyst at SPARX since 1992, before which time he was a warrant trader and portfolio manager, respectively, at Sanyo Securities and Sanyo Investment Management from 1986 to 1990, and at Funai Capital from 1990 to 1992.

   CO-ADMINISTRATORS.   The  Funds   employ  Counsellors   Funds  Service,  Inc.
('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

   Each Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Funds each pay PFPC a fee calculated at an annual rate of .12% of each Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and
 .05% of average daily net assets over $750 million, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


   CUSTODIANS. State Street Bank and Trust Company ('State Street') serves as custodian of the Emerging Markets Fund's and the Japan OTC Fund's assets. Fiduciary Trust Company International ('Fiduciary') serves as custodian of the International Equity Fund's assets. Fiduciary serves as custodian of the Japan Growth Fund's non-U.S. assets, and PNC Bank, National Association ('PNC'), serves as custodian of the Fund's U.S. assets. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.

   TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

   DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the International Equity Fund to Counsellors Securities for distribution services. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of each of the Emerging Markets, Japan Growth and Japan OTC Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the '12b-1 Plan') adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under a 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares, (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plans. Payments under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. The Boards of the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund evaluate the appropriateness of the 12b-1 Plans on a continuing basis and in doing so consider all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plans.

   Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.
   DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.

HOW TO OPEN AN ACCOUNT__________________________________________________________
   In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone

Warburg Pincus Funds at (800) 927-2874. An investor may also obtain an account application by writing to:

  Warburg Pincus Funds
  P.O. Box 9030
  Boston, Massachusetts 02205-9030

   Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

   RETIREMENT PLANS AND UTMA ACCOUNTS. For information (i) about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA'), or
(ii) about opening a Uniform Transfers to Minors Act ('UTMA') account, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UTMA accounts.


   CHANGES TO ACCOUNT. For information on how to make changes to an account, an investor should telephone Warburg Pincus Funds at (800) 927-2874.


HOW TO PURCHASE SHARES__________________________________________________________
   Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire.

   The minimum initial investment in each Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described below. For retirement plans and UTMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.


   After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.

   BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see 'Net Asset Value' below.


   BY WIRE. Investors may also purchase Common Shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired to Counsellors Securities using the following wire address:

  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Insert Warburg Pincus Fund name(s) here]
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]
   If a telephone order is received by the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.




   PURCHASES THROUGH INTERMEDIARIES. Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program; Fidelity Brokerage Services, Inc. Funds-NetworkTM Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. Generally, these programs do not require customers to pay a transaction fee in connection with purchases. The Funds are also available through certain broker-dealers, financial institutions and other industry professionals, (including the programs described above, collectively, 'Service Organizations'), which may impose certain conditions on their clients or customers that invest in the Funds, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Funds, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Fund shares are purchased directly from the Funds. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with the Funds and with clients or customers.


   Service Organizations that have entered into agreements with a Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Funds' pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.


   For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the 'Service Fee') of the average annual value of accounts with the Funds maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Funds as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Funds' custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one

Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.


   AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize a Fund to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the 'Automatic Investment Program' section of the account applications and include a voided, unsigned check from the bank account to be debited. Only an account maintained at a domestic financial institution which is an automated clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information, or contact Warburg Pincus Funds at (800) 927-2874 for information or to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an automatic investment program. The failure to provide complete information could result in further delays.


   GENERAL. Each Fund reserves the right to reject any specific purchase order. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES_______________________________________________

   REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below).

   Common Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account.' An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account or address designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.


   After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account.' Although each Fund will redeem shares purchased by check or through the Automatic Investment Program before the check or funds clear, payments of the redemption proceeds will be delayed for five days (for funds received through the Automatic Investment Program) or ten days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.


   If a redemption order is received by the Funds or their agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

   If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of a retirement plan or UTMA account), each

Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.



   TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.

   AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the 'Automatic Withdrawal Plan' section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 927-2874.


   EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders. Currently, exchanges may be made among the Funds and with the following other funds:

 WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;
 WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

 WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
 WARBURG PINCUS TAX FREE FUND -- a bond fund seeking maximum current income exempt from federal income taxes, consistent with preservation of capital; WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND -- an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
 WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;
 WARBURG PINCUS  GLOBAL FIXED  INCOME FUND    --   a bond  fund investing  in  a
 portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;
 WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital through diversified investments in equity and debt securities;
 WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;
 WARBURG PINCUS CAPITAL APPRECIATION FUND -- an equity fund seeking long-term capital appreciation by investing principally in equity securities of medium-sized domestic companies;

 WARBURG  PINCUS STRATEGIC  VALUE FUND   --   an  equity fund  seeking long-term
 capital appreciation by investing in undervalued companies and market sectors;

 WARBURG PINCUS EMERGING GROWTH FUND -- an equity fund seeking maximum capital appreciation by investing in emerging growth companies;
 WARBURG PINCUS SMALL COMPANY VALUE FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of small companies;

 WARBURG PINCUS SMALL COMPANY GROWTH  FUND  --   an equity fund seeking  capital
 growth by investing in equity securities of small-sized domestic companies;


 WARBURG  PINCUS  HEALTH SCIENCES  FUND   --    an equity  fund  seeking capital
 appreciation by investing primarily in equity and debt securities of health sciences companies;


 WARBURG PINCUS POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of issuers in their post-venture capital stage of development; and WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of U.S. and foreign issuers in their post-venture capital stage of development.



   The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.

DIVIDENDS, DISTRIBUTIONS AND TAXES______________________________________________

   DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an Account' or by calling Warburg Pincus Funds at (800) 927-2874.

   A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
   TAXES. Each Fund intends to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
   Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.


   Certain provisions of the Code may require that a gain recognized by the Funds upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Funds upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Funds held the securities used to close the short sale. The Funds' use of short sales may also affect the holding periods of certain securities held by the Funds if such securities are 'substantially identical' to securities used by the Funds to close the short sale. The Funds' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.


   Dividends and interest received by the Funds may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

   Special Tax Matters Relating to the Emerging Markets Fund and the Japan Growth Fund. Certain provisions of the Code may require that a gain recognized by a Fund upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Fund upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Fund held the securities used to close the short sale. A Fund's use of short sales may also affect the holding periods of certain securities held by the Fund if such securities are 'substantially identical' to securities used by the Fund to close the short sale. The Funds' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
   Special Tax Matters Relating to the Japan Growth Fund and the Japan OTC Fund. In the opinion of Japanese counsel for the Funds, the operations of the Funds will not subject a Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Fund by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the 'Convention') as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by a Fund from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.
   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE_________________________________________________________________
   Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.
   The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares.

   Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.


PERFORMANCE_____________________________________________________________________
   The  Funds quote  the performance  of Common  Shares separately  from Advisor
Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading 'Warburg Pincus Funds.' From time to time, each Fund may advertise the average annual total return of its Common Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).
   When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

   Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Funds'

Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Funds at (800) 927-2874.

   In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Emerging Markets Fund, with the IFC Emerging Market Free Index, the IFC Investible Index or the Morgan Stanley Capital International Emerging Markets Index; in the case of the International Equity Fund, the Morgan Stanley Capital International Europe, Australasia and Far East ('EAFE') Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; and in the case of the Japan Growth Fund and the Japan OTC Fund, the indexes noted above for the International Equity Fund, as well as the Nikkei over-the-counter average, the JASDAQ Index, the Nikkei 225 and 300 Stock Indexes and the Topix Index; all of which are unmanaged indexes of common stocks; or
(iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, SmartMoney and The Wall Street Journal.

   In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION_____________________________________________________________
   ORGANIZATION. The Emerging Markets Fund was incorporated on December 23, 1993 under the laws of the State of Maryland under the name 'Warburg, Pincus Emerging Markets Fund, Inc.' The International Equity Fund was incorporated on February 9, 1989 under the laws of the State of Maryland under the name 'Counsellors International Equity Fund, Inc.' On October 27, 1995 the Fund amended its charter to change its name to 'Warburg, Pincus International Equity Fund, Inc.' The Japan Growth Fund was incorporated on October 10, 1995 under the laws of the State of Maryland under the name 'Warburg, Pincus Japan Growth Fund, Inc.,' and the Japan OTC Fund was incorporated on July 26, 1994 under the laws of the State of Maryland under the name 'Warburg, Pincus Japan OTC Fund, Inc.'

   Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.


   MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors may only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares from their investment professional or by calling Counsellors Securities at (800) 369-2728.

   VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.


   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at (800) 927-2874.

   The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

                          ---------------------------



   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Funds' Expenses.....................................................    2
Financial Highlights....................................................    3
Investment Objectives and Policies......................................    6
Portfolio Investments...................................................   10
Risk Factors and Special Considerations.................................   14
Portfolio Transactions and Turnover Rate................................   19
Certain Investment Strategies...........................................   20
Investment Guidelines...................................................   24
Management of the Funds.................................................   25
How to Open an Account..................................................   29
How to Purchase Shares..................................................   29
How to Redeem and Exchange Shares.......................................   32
Dividends, Distributions and Taxes......................................   36
Net Asset Value.........................................................   38
Performance.............................................................   39
General Information.....................................................   41






                                     [Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                           800-WARBURG (800-927-2874)
             COUNSELLORS SECURITIES INC., DISTRIBUTOR. WPISF-1-0297

                                                           PROSPECTUS
WARBURG PINCUS ADVISOR FUNDS                               FEBRUARY 25, 1997





                                     [Logo]
                               Japan OTC Fund






                                     [Logo]

PROSPECTUS                                                     February 25, 1997


Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this
Prospectus:

WARBURG PINCUS JAPAN OTC FUND seeks long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'


The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name 'Warburg Pincus Advisor Funds.' Individual investors may purchase Advisor Shares only through institutional shareholder of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ('Institutions'). The Advisor Shares impose a 12b-1 fee of .50% per annum, which is the economic equivalent of a sales charge. The Fund's Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.


NO MINIMUM INVESTMENT-----------------------------------------------------------
There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See 'How to Purchase Shares.'


This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC'). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is also available to investors without charge by calling the Fund at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE  CORPORATION,  THE  FEDERAL  RESERVE  BOARD,  OR  ANY  OTHER   AGENCY.
INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


-------------------------------------------------------------------------------
THESE   SECURITIES    HAVE    NOT    BEEN    APPROVED    OR    DISAPPROVED   BY
           THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
         SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
            COMMISSION OR ANY STATE SECURITIES COMMISSION
             PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
           PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                       A CRIMINAL OFFENSE.


-------------------------------------------------------------------------------

THE FUND'S EXPENSES-------------------------------------------------------------
   The Fund currently offers two separate classes of shares: Common Shares and Advisor Shares. See 'General Information.' Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.


Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price).....................................         0
Annual Fund Operating Expenses (as a percentage of average net assets)
    Management Fees...........................................................       .99%
    12b-1 Fees................................................................       .50%*
    Other Expenses............................................................       .51%
    Total Fund Operating Expenses (after fee waivers)`D'......................      2.00%
                                                                                 --------
                                                                                 --------
EXAMPLE
    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
    1 year....................................................................      $ 20
    3 years...................................................................      $ 63
    5 years...................................................................      $108
    10 years..................................................................      $233


--------------------------------------------------------------------------------

* Current 12b-1 fees are .50% out of a maximum .75% authorized under the Advisor Shares' Distribution Plan. At least a portion of these fees should be considered by the investor to be the economic equivalent of a sales charge.


`D' Absent the waiver of fees by the Fund's investment adviser and co-administrator, Management Fees would have equalled 1.25%, Other Expenses would have equalled .54%, and Total Fund Operating Expenses would have equalled 2.29%. The investment adviser and co-administrator are under no obligation to continue these waivers.

                          ---------------------------

   The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Advisor Shareholder of the Fund. Institutions also may charge their clients fees in connection with investments in the Advisor Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS------------------------------------------------------------
(FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)


   The following information regarding the Fund for the two fiscal years and the fiscal period ended October 31, 1996 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 18, 1996 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is contained in the annual report, dated October 31, 1996, copies of which may be obtained without charge by calling the Fund at (800) 369-2728.



                                                                               For the Period
                                                        For the Year         September 30, 1994
                                                     Ended October 31,        (Commencement of
                                                     ------------------      Operations) through
                                                      1996        1995        October 31, 1994
                                                     ------      ------      -------------------
Net Asset Value, Beginning of Period.............    $ 9.08      $ 9.85            $ 10.00
                                                     ------      ------              -----
   Income from Investment Operations
   Net Investment Loss...........................      (.13)       (.02)               .00
   Net Loss on Securities and Foreign Currency
     Related Items (both realized and
     unrealized).................................      (.14)       (.75)              (.15)
                                                     ------      ------              -----
   Total from Investment Operations..............      (.27)        .77               (.15)
                                                     ------      ------              -----
   Less Distributions
   Dividends (from net investment income)........      (.36)        .00                .00
   Distributions (from capital gains)............       .00         .00                .00
                                                     ------      ------              -----
   Total Distributions...........................      (.36)        .00                .00
                                                     ------      ------              -----
Net Asset Value, End of Period...................    $ 8.45      $ 9.08            $  9.85
                                                     ------      ------              -----
                                                     ------      ------              -----
Total Return.....................................     (3.17%)     (7.82%)            (1.50%)`D'
Ratios/Supplemental Data
Net Assets, End of Period (000s).................    $    1      $    1            $     1
Ratios to average daily net assets:
   Operating expenses............................      2.00%       1.31%              1.18%*
   Net investment income (loss)..................     (1.57%)      (.19%)              .12%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements........       .29%       1.83%              4.74%*
Portfolio Turnover Rate..........................     95.23%      82.98%               .00%
Average Commission Rate#.........................    $.0968        --             --


--------------------------------------------------------------------------------

* Annualized.


`D' Non-annualized.



# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVE AND POLICIES-----------------------------------------------
   The Fund seeks long-term capital appreciation. This objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Fund. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Fund may make.
   The Fund is a non-diversified management investment company that pursues its investment objective by investing in a portfolio of securities traded in the Japanese over-the-counter market. The Fund is designed to provide an opportunity to participate in the dynamic structural changes in the Japanese industrial system through investment in less-established, higher growth companies that can be expected to benefit from these changes. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in securities of companies traded through JASDAQ, the primary Japanese over-the-counter market, or the Japanese Second Section OTC Market (the 'Frontier Market'). The portion of the Fund's assets that is not invested through JASDAQ or the Frontier Market may be invested in securities of Japanese issuers that are not traded through JASDAQ or the Frontier Market or exchange-traded and over-the-counter securities of issuers in other Asian markets, in addition to the other instruments described below. The Fund may invest up to 35% of its total assets in securities of other Asian issuers, with no more than 10% invested in any one country. The Fund will not invest in securities of non-Asian issuers, except that the Fund may, for defensive purposes, invest in U.S. debt securities and money market obligations. The Fund intends its portfolio to consist principally of equity securities (common stock, warrants and securities convertible into common stock), which may include shares of closed-end investment companies investing in Asia. The Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies. From time to time, the Fund may hedge part or all of its exposure to the Japanese yen, thereby reducing or substantially eliminating any favorable or unfavorable impact of changes in the value of the yen in relation to the U.S. dollar.

PORTFOLIO INVESTMENTS-----------------------------------------------------------
   INVESTMENT GRADE DEBT. The Fund may invest up to 35% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ('Warburg'). Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

   A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Services ('S&P') or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund does not currently intend during the coming year to hold more than 5% of its net assets in securities that have been downgraded below investment grade.

   When Warburg believes that a defensive posture is warranted, the Fund may invest temporarily without limit in U.S. debt securities and in domestic and foreign money market obligations, including repurchase agreements.

   ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. In addition to the Fund's authority to invest in money market securities, the Fund may invest up to 5% of its net assets in each of asset-backed and mortgage-backed securities.


   Asset-backed securities are collateralized by interests in pools of consumer loans, with interest and principal payments ultimately depending on payments in respect of the underlying loans by individuals (or a financial institution providing credit enhancement). Because market experience in these securities is limited, the market's ability to sustain liquidity through all phases of the market cycle has not been tested. In addition, there is no assurance that the security interest in the collateral can be realized. The Fund may purchase asset-backed securities that are unrated.


   Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-governmental entities. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

   SWAPS. The Fund  may enter  into swaps  relating to  indexes, currencies  and equity interests of foreign issuers without limit. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the other party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.


   The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Index swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to index swaps is limited to the net amount of interest payment that a Fund is contractually obligated to make. If the other party to an index swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess.


   MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal circumstances, up to 20% of its total assets in domestic and foreign short-term (one year or less to maturity) or medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

   Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').

   Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg, PFPC Inc. ('PFPC'), the Fund's co-administrator, or SPARX Investment & Research, USA, Inc., the Fund's sub-investment adviser ('SPARX USA') (each of Warburg and SPARX USA referred to individually as an 'Adviser'). As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.
   U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
   CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund will invest only in convertible securities rated investment grade at the time of purchase or deemed to be of equivalent quality. The Fund does not currently intend during the coming year to hold more than 5% of its net assets in the aggregate of investment grade convertible securities and investment grade debt downgraded below investment grade subsequent to acquisition by the Fund.

   WARRANTS. The Fund may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.


RISK FACTORS AND SPECIAL CONSIDERATIONS-----------------------------------------

   Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Fund's investments, see 'Portfolio Investments' beginning at page 4 and 'Certain Investment Strategies' beginning at page 12.

   JAPANESE INVESTMENTS. Investing in Japanese securities may involve the risks described below associated with investing in foreign securities generally. In addition, because the Fund invests primarily in Japan, the Fund will be subject to general economic and political conditions in Japan. The Fund should be considered a vehicle for diversification, but the Fund itself is not diversified.
   Securities in Japan are denominated and quoted in 'yen.' Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of the Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against

U.S. dollars. As a result, in the absence of a successful currency hedge, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.
   JASDAQ traded securities can be volatile, which may result in the Fund's net asset value fluctuating in response. Trading of equity securities through the JASDAQ market is conducted by securities firms in Japan, primarily through an organization which acts as a 'matching agent,' as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of the Fund. In periods of rapid price increases, the limited liquidity of JASDAQ restricts the Fund's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of the Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined. The Frontier Market is expected to present greater liquidity, volatility and trading considerations than JASDAQ.

   At November 30, 1996, 761 issues were traded through JASDAQ, having an aggregate market capitalization of approximately 15 trillion yen (approximately $121 billion as of February 14, 1997). The entry requirements for JASDAQ generally require a minimum of 2 million shares outstanding at the time of registration, a minimum of 200 shareholders, minimum pre-tax profits of 10 yen per share (approximately $.08 per share as of February 14, 1997) over the prior fiscal year and net worth of 200 million yen (approximately $1.61 million as of February 14, 1997). JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.


   The Frontier Market is a second over-the-counter market and is under the jurisdiction of JASDAQ, which is overseen by the Japanese Securities and Exchange Commission. The Frontier Market has less stringent entry requirements than those described above for JASDAQ and is designed to enable early stage companies access to capital markets. Frontier Market companies need not have a history of earnings, provided their spending on research and development equals at least 3% of net sales. In addition, companies traded through the Frontier Market are not required to have 2 million shares outstanding at the time of registration. As a result, investments in companies traded through the Frontier Market may involve a greater degree of risk than companies traded through JASDAQ. The Frontier Market was created in July 1995, and as of the date of this Prospectus, a limited number of issues were traded through this market.

   The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.
   Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

   Japan has a parliamentary form of government. In 1993, a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect the Fund. For additional information, see 'Japan and its Securities Markets' in the Statement of Additional Information.

   EMERGING MARKETS. The Fund may invest in securities of issuers located in less developed countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are gener-ally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

   EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small-sized companies, which may include JASDAQ and Frontier Market securities, may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones. Although investing in securities of emerging growth companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.


   NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). The Board will carefully monitor any investments by the Fund in Rule 144A Securities, which will be included within the Fund's limit on illiquid securities.


   Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

   NON-DIVERSIFIED STATUS. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the
obligations   of  a  single   issuer.  The  Fund   will,  however,  comply  with
diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


   WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss in the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.


PORTFOLIO TRANSACTIONS AND TURNOVER RATE----------------------------------------
   The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever an Adviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.
   All orders for transactions in securities or options on behalf of the Fund are placed by an Adviser with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ('Counsellors Securities'). The Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES---------------------------------------------------
   Although there is no intention of doing so during the coming year, the Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery, (ii) lending portfolio securities and

(iii) entering into reverse repurchase agreements and dollar rolls. The Fund may also invest in zero coupon securities, although the Fund currently anticipates that during the coming year zero coupon securities will not exceed 5% of net assets. Detailed information concerning the Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.


   FOREIGN SECURITIES. The Fund will ordinarily hold no less than 65% of its total assets in foreign securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. Certain of the above risks may be involved with American Depositary Receipts ('ADRs') and European Depositary Receipts ('EDRs'), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs and EDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company and EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, typically by non-U.S. banks and trust companies.

   OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of the Advisers, the Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Fund's net asset value and performance. Therefore, an investment in the Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Fund's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Code.

   Securities and Stock Index Options. The Fund may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options; the Fund may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Fund may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
   Futures Contracts and Related Options. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
   Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
   Currency Exchange Transactions. The Fund will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
   Hedging Considerations. The Fund may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Fund will engage in hedging transactions only when deemed advisable by an Adviser, and successful use of hedging transactions will depend on the Adviser's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
   Additional Considerations. To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

   Asset Coverage. The Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


INVESTMENT GUIDELINES-----------------------------------------------------------

   The Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) Rule 144A Securities. The Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that borrowings by the Fund may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's net assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.


MANAGEMENT OF THE FUND----------------------------------------------------------
   INVESTMENT ADVISERS. The Fund employs Warburg as its investment adviser and SPARX USA as its sub-investment adviser. Warburg has general oversight for the day-to-day management of the Fund, manages the Fund's U.S. investments and investments in debt securities, determines the country allocation and industry allocation of Fund assets, monitors Fund expenses and evaluates the services provided by the sub-investment adviser to the Fund. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment. SPARX USA, in accordance with the investment objective and policies of the Fund and under the supervision of Warburg and the Board, makes investment decisions for the Fund involving Japanese and other Asian equity securities, places orders to buy and sell such securities on behalf of the Fund and provides research to the Fund relating to Japanese and other Asian companies and securities markets.

   The Fund pays Warburg an advisory fee calculated at an annual rate of 1.25% of the Fund's average daily net assets, out of which Warburg pays SPARX USA a fee of .625%. Warburg, SPARX USA and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.


   Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1997, Warburg managed approximately 17.9 billion of assets, including approximately $10.7 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership, which itself is controlled by Warburg, Pincus & Co. ('WP&Co.'), also a New York general partnership. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co., and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


   SPARX USA, a Delaware corporation, is a wholly owned subsidiary of SPARX. SPARX USA, which has not previously acted as adviser to a U.S. investment company, is registered as an investment adviser under the U.S. Investment Advisers Act of 1940. SPARX is an independent investment advisory company, which is owned by Shuhei Abe. The predecessor of SPARX was incorporated in Tokyo in July 1988 and was registered as an investment adviser under the Investment
Advisory Act of 1986 of Japan. SPARX has no business other than providing investment advisory services, and as of December 31, 1996, SPARX had approximately $774 million in assets under management.

   PORTFOLIO MANAGERS. Richard H. King, Nicholas P.W. Horsley and Shuhei Abe of SPARX USA are co-portfolio managers of the Fund, and Toshikatsu Kimura is an associate portfolio manager. Mr. King, Mr. Horsley and Mr. Abe have been co-portfolio managers since the Fund's inception.

   Mr. King, president of the Fund, has been a managing director of Warburg since 1989. From 1984 until 1988 he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. Mr. Horsley is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays de Zoete Wedd in New York City.
   Shuhei Abe of SPARX USA is the founder and president of SPARX Asset Management Company Ltd. ('SPARX'), the parent company of SPARX USA. Prior to founding SPARX in 1989 (by assuming control of a predecessor company), Mr. Abe worked for Soros Fund Management and Credit Suisse Trust Bank as an independent adviser. Toshikatsu Kimura has been an associate portfolio manager of the Fund since its inception. Mr. Kimura has been a portfolio manager and analyst at SPARX since 1992, before which time he was a warrant trader and portfolio manager, respectively, at Sanyo Securities and Sanyo Investment Management from 1986 to 1990, and at Funai Capital from 1990 to 1992.

   CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Fund. As compensation, the Fund pays Counsellors Service a fee calculated at an annual rate of .10% of its average daily net assets.

   The Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays to PFPC a fee calculated at an annual rate of .12% of the Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
   CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ('State Street') serves as custodian for the Fund's assets and acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. State
Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

   DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Fund. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Advisor Shares to Counsellors Securities for distribution services.
   Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.
   DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE SHARES----------------------------------------------------------
   Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors also include Institutions which may act as the record holders of the Advisor Shares.
   Each Institution separately determines the rules applicable to its customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.
   Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.

   Institutions may purchase Advisor Shares by telephoning the Fund and sending payment by wire. After telephoning (800) 369-2728 for instructions, an Institution should then wire federal funds to Counsellors Securities using the following wire address:

  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  Warburg Pincus Advisor Japan OTC Fund
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]
   Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned after prompt inquiry. Certain organizations or Institutions that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than three business days following the day the order is effected. If payment is not received by such time, the organization could be held liable for resulting fees or losses.
   After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.
   The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients or customers that invest in the Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Fund, such as initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the organization.

   The Fund reserves the right to reject any specific purchase order. The Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES-----------------------------------------------
   REDEMPTION OF SHARES. An investor may redeem (sell) shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of the request to the Fund or its agent.

   Institutions may redeem Advisor Shares by calling the Fund at (800) 369-2728. An investor making a telephone withdrawal should state (i) the name of the Fund,
(ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

   After receipt of the redemption request, the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

   If a redemption order is received by the Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

   EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Advisor Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


   The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact the Fund at
(800) 369-2728.


DIVIDENDS, DISTRIBUTIONS AND TAXES----------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS. The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Advisor Funds at the address set forth under 'How to Redeem and Exchange Shares' or by calling the Fund at (800) 369-2728.

   The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

   TAXES. The Fund intends to qualify each year as a 'regulated investment company' within the meaning of the Code. The Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.


   Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, in each case regardless of how long investors have held Advisor Shares or whether received in cash or reinvested in additional Advisor Shares. As a general rule, an investor's gain or loss on a sale or redemption of its Fund shares will be a long-term capital gain or loss if it has held its shares for more than one year and will be a short-term capital gain or loss if it has held its shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities will not result in unrelated business taxable income to a tax-exempt investor. The Fund's dividends will not qualify for the dividends received deduction for corporations.

   Dividends and interest received by the Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.
   In the opinion of Japanese counsel for the Fund, the operations of the Fund will not subject the Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Fund by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the 'Convention') as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.
   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities. Individuals investing in the Fund through Institutions should consult those Institutions or their own tax advisers regarding the tax consequences of investing in the Fund.

NET ASSET VALUE-----------------------------------------------------------------
   The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund generally changes each day.
   The net asset value per Advisor Share of the Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the total number of outstanding Advisor Shares.

   Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE---------------------------------------------------------------------
   The Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading Warburg Pincus Advisor Funds. From time to time, the Fund may advertise the average annual total return of Advisor Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as on a year-by-year, quarterly or current year-to-date basis).
   When considering average total return figures for periods longer than one year, it is important to note that the Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

   Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling the Fund at (800) 369-2728.

   In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) the Morgan Stanley Capital International Europe, Australasia and Far East ('EAFE') Index; the Salomon Russell Global Equity Index; the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.); the S&P 500; the Nikkei over-the-counter average; the JASDAQ Index; the Nikkei 225 and 300 Stock Indexes and the Topix Index, all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, SmartMoney and The Wall Street Journal.


   In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country credit quality and other characteristics. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of Advisor Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION-------------------------------------------------------------

   ORGANIZATION. The Fund was incorporated on July 26, 1994 under the laws of the State of Maryland under the name 'Warburg, Pincus Japan OTC Fund, Inc.' The Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

   MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.


   VOTING RIGHTS. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.


   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of its account, as well as a statement of its account after any transaction that affects its share balance or share registration (other than the reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling the Fund at (800) 369-2728. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See 'Shareholder Servicing.'


SHAREHOLDER SERVICING-----------------------------------------------------------
   The  Fund  is  authorized  to   offer  Advisor  Shares  exclusively   through
Institutions whose clients or customers (or participants in the case of retirement plans) ('Customers') are owners of Advisor Shares. Either those Institutions or companies providing certain services to Customers (together,

'Service Organizations') will enter into agreements ('Agreements') with the Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. The Board has approved a Distribution Plan (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual shareholder services fee and a .50% annual distribution and/or administrative services fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .50% per annum. The Board evaluates the appropriateness of the Plan on a continuing basis and in doing so considers all relevant factors.


   To offset start-up costs and expenses associated with certain qualified retirement plans making Advisor Shares available to plan participants,
Counsellors Securities pays CIGNA Financial Advisors, Inc., a registered broker-dealer which is the broker of record for Connecticut General Life Insurance Company, a one-time fee of .25% of the average aggregate account balances of plan participants during the first year of implementation.


   Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition, Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may use a portion of the fees paid directly or indirectly pursuant to the Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of Customers.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Fund's Expenses.....................................................    2
Financial Highlights....................................................    3
Investment Objective and Policies.......................................    4
Portfolio Investments...................................................    4
Risk Factors and Special Considerations.................................    8
Portfolio Transactions and Turnover Rate................................   12
Certain Investment Strategies...........................................   12
Investment Guidelines...................................................   16
Management of the Fund..................................................   16
How to Purchase Shares..................................................   19
How to Redeem and Exchange Shares.......................................   21
Dividends, Distributions and Taxes......................................   22
Net Asset Value.........................................................   24
Performance.............................................................   25
General Information.....................................................   26
Shareholder Servicing...................................................   27



                                 [Logo]

                 P.O. BOX 9030, BOSTON, MA 02205-9030
                              800-369-2728
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           ADOTC-1-0297

                       STATEMENT OF ADDITIONAL INFORMATION

                               February 25, 1997

                            ------------------------

                      WARBURG PINCUS EMERGING MARKETS FUND

                    WARBURG PINCUS INTERNATIONAL EQUITY FUND

                        WARBURG PINCUS JAPAN GROWTH FUND

                          WARBURG PINCUS JAPAN OTC FUND

                 P.O Box 9030, Boston, Massachusetts 02205-9030
                       For information, call (800) WARBURG
                            ------------------------

                                    Contents
                                                                           Page
                                                                           ----
Investment Objectives.......................................................2
Investment Policies.........................................................2
Japan and Its Securities Markets............................................35
Management of the Funds.....................................................44
Additional Purchase and Redemption Information..............................53
Exchange Privilege..........................................................54
Additional Information Concerning Taxes.....................................54
Determination of Performance................................................57
Independent Accountants and Counsel.........................................60
Miscellaneous...............................................................60
Financial Statements........................................................63
Appendix - Description of Ratings..........................................A-1

     This combined Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Emerging Markets Fund ("Emerging Markets Fund"), Warburg Pincus International Equity Fund ("International Equity Fund"), Warburg Pincus Japan Growth Fund ("Japan Growth Fund") and Warburg Pincus Japan OTC Fund ("Japan OTC Fund," and collectively, the "Funds"), and with the Prospectus for the Advisor Shares of each Fund, each dated February 25, 1997, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectuses and information regarding the Funds' current performance may be obtained by calling the Funds at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling the Funds at the same number or by writing to the Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.









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                              INVESTMENT OBJECTIVES

     The investment objective of the Emerging Markets Fund is growth of capital. The investment objective of each of the International Equity Fund and the Japan OTC Fund is long-term capital appreciation. The investment objective of the Japan Growth Fund is long-term growth of capital.

                               INVESTMENT POLICIES

     The following policies supplement the descriptions of the Funds' investment objectives and policies in the Prospectuses.

Asian Securities

     As described in their respective Prospectuses, the Japan Growth Fund will maintain at least 65% of its total assets in equity securities of Japanese issuers and the Japan OTC Fund will maintain at least 65% of its total assets in securities of companies traded in the Japanese over-the-counter market ("JASDAQ"), including the Frontier Market. In addition, the Japan OTC Fund may invest up to 35% of its total assets in securities of other Asian issuers. Asian issuers are (i) companies (A) organized under the laws of an Asian country or its predecessors, or (B) whose principal business activities are conducted in one or more Asian countries, and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in one or more Asian countries, or have at least 50% of their assets in one or more such countries, or (C) which have issued securities which are traded principally in an Asian country, and (ii) governments, governmental entities or political subdivisions of Asian countries. Determinations as to the eligibility of issuers under the foregoing definition will be made by the investment advisers based on publicly available information and inquiries made to the companies. The Japan OTC Fund considers Asia to be comprised of the contiguous eastern Eurasian land mass and adjacent islands, including, without limitation, the countries of Taiwan, Korea, Indonesia, China, Hong Kong, Turkey, India, Pakistan, the Philippines, Sri Lanka, Singapore and Thailand. For purposes of applying the foregoing limitations, if a company meets the definition of an Asian issuer as a result of relationships with respect to more than one Asian country, the Japan OTC Fund may consider the company to be associated with any of such countries. Due to the rapidly evolving nature of Asian markets, the Japan OTC Fund reserves the ability to consider additional countries to be included in Asia if market conditions should develop so as to warrant such a change in investment policy, and to modify its 10% limitation on investments relating to any one Asian country (other than Japan).

Options, Futures and Currency Exchange Transactions

     Securities Options. The International Equity Fund may write covered call options on stock and debt securities, and the Japan Growth Fund and the Japan OTC Fund may write covered put and call options on stock and debt securities. The Funds may purchase covered put and call options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

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




     The Funds which can write put and call options on securities realize fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

     The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.



     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


     In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

     Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

     Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money,"

"at-the-money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Funds' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

     Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

     There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Options Clearing Corporation (the "Clearing Corporation") and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

     Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

     Stock Index Options. Each Fund may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment. For example, the Japan Growth Fund or the Japan OTC Fund might utilize stock options on indexes such as the Nikkei 225 Index, the Nikkei 300 Index, the OTC (JASDAQ) Index and the Topix Index.



     Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

     OTC Options. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

     Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Funds will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Funds. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Funds' ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option.

     Futures Activities. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

     No Fund will enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The ability of the Funds to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.


     Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.


     No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

     At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

     Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.


     An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.


     Currency Exchange Transactions. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) except for the International Equity Fund, by purchasing exchange-traded currency options.


     Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

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



     At or before the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

     Currency Options. With the exception of the International Equity Fund, the Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

     Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

     A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Fund may purchase currency put options. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

     While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not

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



reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

     Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

     In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

     Each Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires

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



different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

     Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by a Fund on currencies, securities, if applicable, and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

     For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. Each Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Each Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.



Additional Information on Other Investment Practices

     Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. See "Japan and Its Securities Markets" for a discussion of factors relating to Japanese investments specifically.


     Foreign Currency Exchange. Since the Funds will be investing in securities denominated in currencies of non-U.S. countries, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. See "Japan and Its Securities Markets -- Economic Background -- Currency Fluctuation" below. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

     Information. The majority of the securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

     Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

     Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Funds to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

     Foreign Taxes and Increased Expenses. The operating expenses of the Funds can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expense of some other international funds, are higher than those costs incurred by other investment companies.

     General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.


     Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

     The foreign government securities in which each of the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.



     Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.


     Brady Bonds. The Emerging Markets Fund may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers.

     U.S. Government Securities. Each of the Funds may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of

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




issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Funds may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Funds will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Funds.

     Below Investment Grade Securities. The Emerging Markets Fund may invest in below investment grade debt securities and each Fund may hold such securities that are downgraded below investment grade subsequent to acquisition by the Funds. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.



     The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.


     The Funds may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds and calculating net asset value.

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



     The market value of securities in medium- and lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. The Funds will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium-and lower-rated and comparable unrated securities are not intended for short-term investment. The Funds may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated securities may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

     Mortgage-Backed Securities. Each of the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund may invest in U.S. and foreign governmental and private mortgage-backed securities; the International Equity Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as those issued by GNMA, FNMA and FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Funds' shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.



     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other

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




special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield.




     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.



     Asset-Backed Securities. Each of the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund may invest in U.S. and foreign governmental and private asset-backed securities; the International Equity Fund may invest in asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

     Asset-backed securities present certain risks that are not presented by other securities in which these Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Zero Coupon Securities. Each of the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds

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




that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. The Japan Growth Fund and the Japan OTC Fund currently anticipate that during the coming year, zero coupon securities will not exceed 5% of their respective net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be included in determining the amount of dividends the Funds must pay each year and, in order to generate cash necessary to pay such dividends, the Funds may liquidate portfolio securities at a time when it would not otherwise have done so.

     Convertible Securities. Convertible securities in which each Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

     Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

     Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 20% of the Funds' total assets taken at value. The Funds will not lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

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     By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of any of the Funds, income received could be used to pay the Funds' expenses and would increase an investor's total return. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

     When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

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     Short Sales "Against the Box". The Emerging Markets Fund and the Japan
Growth Fund may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

     Each of the Emerging Markets Fund and the Japan Growth Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount these Funds own. There will be certain additional transactions costs associated with short sales against the box, but these Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     Special Situation Companies. With the exception of the International Equity Fund, certain of each Fund's investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.

     These Funds may invest in the securities of "special situation companies" involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. These Funds believe, however, that if Warburg analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Funds may achieve growth of capital. There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated.

     Securities of Smaller Companies and Emerging Growth Companies. The Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund may invest in securities of small-sized and emerging growth companies. Such investments involve considerations that are not applicable to investing in securities of established, larger-

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




capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and smaller companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

     American, European and Continental Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

     Warrants. Each Fund may invest up to 10% of net assets in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

     Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

     Non-Publicly Traded and Illiquid Securities. The Emerging Markets Fund and the Japan OTC Fund may not invest more than 15% of its net assets, and the International Equity Fund and the Japan Growth Fund may not invest more than 10% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Funds' limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Borrowing. Each Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

     Reverse Repurchase Agreements and Dollar Rolls. With the exception of the International Equity Fund, each of the Funds may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     With the exception of the International Equity Fund, each of the Funds also may enter into "dollar rolls," in which a Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian, cash or other liquid high-grade debt obligations having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Non-Diversified Status. The Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund are classified as non-diversified within the meaning of the 1940 Act, which means that each of these Funds is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Other Investment Practices and Policies of the Emerging Markets Fund

     Loan Participations and Assignments. The Emerging Markets Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in

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




Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Warburg to be creditworthy.

     When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

     Stand-By Commitments. The Emerging Markets Fund may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

     The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.

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     The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

     The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

     The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio. The Fund currently anticipates that it will not invest more than 5% of its net assets in stand-by commitments.


Other Investment Limitations

     All Funds. Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

     If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund and the percentage limitation set forth in No. 2 of the International Equity Fund) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

     Emerging Markets Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time.

     The Emerging Markets Fund may not:

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



     1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

     3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

     4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

     6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and may enter into short sales "against the box".

     7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

     8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

     9. Issue any senior security except as permitted in the Fund's investment limitations.

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



     10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

     12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.


     13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.


     14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


     International Equity Fund. The investment limitations numbered 1 through 11 are Fundamental Restrictions. Investment limitations 12 through 14 may be changed by a vote of the Board at any time.

     The International Equity Fund may not:

     1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

     2. Borrow money or issue senior securities except that the Fund may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

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




     4. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.

     5. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

     7. Make short sales of securities or maintain a short position.

     8. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

     9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

     10. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

     11. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

     12. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

     13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

     14. Invest in oil, gas, or mineral leases.

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




     Japan Growth Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time.

     The Japan Growth Fund may not:


     1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

     3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

     4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

     6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and enter into short sales "against the box."

     7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

     8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

     9. Issue any senior security except as permitted in these investment limitations.

     10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

     12. Invest more than 10% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

     13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

     14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


     Japan OTC Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time.

     The Japan OTC Fund may not:


     1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

     3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

     4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

     6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

     7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

     8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

     9. Issue any senior security except as permitted in these investment limitations.

     10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

     12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities. In no event will the Fund's investment in restricted and illiquid securities exceed 15% of the Fund's assets.

     13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

     14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


Portfolio Valuation


     The Prospectuses discuss the time at which the net asset value of each Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Funds in valuing its assets.

     Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Funds may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Boards, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Funds will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Boards. In addition, the Boards or their delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

     Trading in securities in Japan and certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value does not take place contemporaneously with the determination of the prices of the majority of the Funds' securities. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset value unless the Boards or their delegates deem that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Boards.

Portfolio Transactions

     Warburg is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


     Warburg, and in the case of the Japan OTC Fund, in conjunction with SPARX Investment & Research, USA, Inc. ("SPARX USA"), the Japan OTC Fund's sub-investment adviser, will select specific portfolio investments and effect transactions for the Funds and in doing so, seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the relevant adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. The relevant adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or other accounts over which the adviser exercises investment discretion. The relevant adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the adviser determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to the relevant adviser in serving both a Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the adviser in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to the adviser's own research program. The fees to Warburg and SPARX USA under their agreements with a Fund are not reduced by reason of its receiving any brokerage and research services.

     The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years or periods ended October 31.

                 Fund                    Year               Commissions
                 ----                    ----               -----------
Emerging Markets Fund                    1995               $31,789

                                         1996               $1,416,683

International Equity Fund                1994               $3,525,445

                                         1995               $5,991,704

                                         1996               $8,400,700

Japan Growth Fund                        1996               $172,240

Japan OTC Fund                           1994               $89,000

                                         1995               $1,019,865

                                         1996               $1,551,006

     The increase in brokerage commissions paid by the Emerging Markets Fund, the International Equity Fund and the Japan OTC Fund in the most recent fiscal year was a result of sharp increases in the volume of share-related activity as the Funds experienced large inflows or outflows of capital, as the case may be.

     Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by Warburg or SPARX USA, in the case of the Japan OTC Fund. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

     Any portfolio transaction for a Fund may be executed through Counsellors Securities Inc., each Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of the Funds' operations.

     In no instance will portfolio securities be purchased from or sold to Warburg, Counsellors Securities, SPARX USA or any affiliated person of such companies. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. See the Prospectuses, "Shareholder Servicing."

     Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

     Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when Warburg, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

Portfolio Turnover

     The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. The Funds' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

     Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.

                        JAPAN AND ITS SECURITIES MARKETS


     The Japan Growth Fund and the Japan OTC Fund, as well as the International Equity Fund, which may invest a significant portion of its assets in Japanese securities, will be subject to general economic and political conditions in Japan. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

     The information set forth in this section has been extracted from various governmental publications and other sources. The Funds make no representation as to the accuracy of the information, nor have the Funds attempted to verify it. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of each Fund.

Domestic Politics

     Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives and a House of Councillors. Members of the House of Representatives are elected for terms of four years unless the House of Representatives is dissolved prior to the expiration of their full elected terms. Members of the House of Councillors are elected for terms of six years with one-half of the membership being elected every three years. Various political parties are represented in the Diet, including the conservative Liberal Democratic Party ("LDP"), which until August 1993, had been in power nationally since its formation in 1955. The LDP ceased to have a majority of the House of Representatives in June 1993, when certain members of the House of Representatives left the LDP and formed two new political parties. After an election for the House of Representatives was held on July 18, 1993 and the LDP failed to secure a majority, seven parties formed a coalition to control the House of Representatives and chose Morihiro Hosokawa, the Representative of the Japan New Party, to head their coalition. In April 1994, amid accusations of financial improprieties, Prime Minister Hosokawa announced that he would resign. Tsutomu Hata succeeded Mr. Hosokawa as prime minister and formed a new cabinet as a minority coalition government. In June 1994, Mr. Hata yielded to political pressure from opposition parties and resigned. He was succeeded by Social Democratic Party leader Tomiichi Murayama, Japan's first Socialist prime minister since 1948, who was chosen by a new and unstable alliance between left-wing and conservative parties, including the LDP. On September 18, 1994, 187 opposition politicians founded a new party, the Reform Party, led by Ichiro Ozawa, to oppose the government of Prime Minister Murayama in the next elections. Political realignment has continued in 1995, as the Social Democrats incurred significant losses in the July elections. In August 1995, the LDP elected Ryutaro Hashimoto, the minister for international trade and industry, as its new leader, and in January 1996, he became prime minister. Mr. Hashimoto dissolved the Diet, and called a general election in October 1996, in which the LDP failed to secure a majority. The LDP formed a new coalition with the Social Democratic Party, but it will need to attract members from the main opposition party to attain a working majority. The recently formed Democratic Party, which calls for serious public sector reforms, is likely to have a strong influence on the future course of political party developments. This continuing political instability may hamper Japan's ability to establish and maintain effective economic and fiscal policies, and recent and future political developments may lead to changes in policy that might adversely affect the Funds' investments.


Economic Background

     Over the past 30 years, Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation.


     The financial sector has experienced serious difficulties continuing through the end of 1996. Extricating financial institutions from bad loans could impede the pace of any recovery. There can be no assurance that any recovery will continue and will not, in fact, be reversed.

     Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizable current account surplus and stability of wholesale and consumer prices. However, the recent increase in oil prices has put pressure on both the trade balance and prices.

     International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. In 1995, however, the trade surplus has decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the shift in production by major manufacturers to foreign countries, particularly to other parts of Asia. In 1996, the overall trade surplus declined by 32% from the previous year, although the monthly pace of decline slowed in late 1996. The declining trade surplus has been accompanied by changes in the composition of trade and trade partners. The proportion of finished products has increased, while that of raw materials has decreased, and trade with other Asian countries rose to comprise 44% and 37% of Japan's exports and imports, respectively. The U.S. still constitutes Japan's largest trading partner, accounting for 27% of Japan's exports and 23% of its imports. The trade imbalance with the U.S. has caused friction in the past, and could adversely affect Japan and the performance of the Funds.


     The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.


                                 CURRENT ACCOUNT


                                      Trade
              ---------------------------------------------------------------
                          Percentage                 Percentage
                          Change from               Change from      Trade                                Current
   Year       Exports    Preceding Year  Imports   Preceding Year   Balance      Services    Transfers    Balance
   ----       -------    --------------  -------   --------------   -------      --------    ---------    -------
                                             (U.S. dollars in millions)
   1984      168,290          15.7       124,003        8.8          44,257       (7,747)     (1,507)     35,003

   1985      174,015           3.4       118,029       (4.8)         55,986       (5,165)     (1,652)     49,169

   1986      205,591          18.1       112,764       (4.5)         92,827       (4,932)     (2,050)     85,845

   1987      224,605           9.2       128,219       13.7          96,386       (5,702)     (3,669)     87,015

   1988      259,765          15.7       164,753       28.5          95,012      (11,263)     (4,118)     79,631

   1989      269,570           3.8       192,653       16.9          76,917      (15,526)     (4,234)     57,157

   1990      280,374           4.0       216,846       12.6          63,528      (22,292)     (5,475)     35,761

   1991      306,557           9.3       203,513       (6.1)        103,044      (17,660)    (12,483)     72,901

   1992      330,850           7.9       198,502       (2.5)        132,348      (10,112)     (4,685)    117,551

   1993      351,292           6.2       209,778        5.7         141,514       (3,949)     (6,117)    131,448

   1994      384,176           9.4       238,232       13.6         145,944       (9,296)     (7,508)    129,140

   1995      429,482          11.8       297,795       25.0         131,689      (13,154)     (7,737)    110,798

   1996      435,715           1.5       344,563       15.7          91,152      (67,760)     (9,755)     71,806




     Source: Bank of Japan

     Economic Trends. The following table sets forth Japan's gross domestic product for the years shown. GROSS DOMESTIC PRODUCT (GDP)

                    1996*        1995           1994           1993           1992           1991           1990          1989
                    ----         ----           ----           ----           ----           ----           ----          ----
                                                                   (yen in billions)
Consumption
Expenditures
  Private .....  'Y'298,786   'Y'289,045     'Y'277,676.8   'Y'270,919.4   'Y'264,824.1   'Y'255,084.2   'Y'243,628.1  'Y'228,483.2
  Government ..      49,106       46,824         46,108.0       44,666.4       43,257.9       41,232.0       38,806.6      36,274.8
Capital
Formation
  (incl.
  inventories)
  Private .....         N/A       70,758         93,111.4       99,180.1      108,727.6      116,638.0      110,871.9     100,130.8
  Government ..         N/A       41,461         42,227.3       40,295.8       35,110.1       30,062.3       28,182.6      25,724.5
Exports of
  Goods  and
  Services ....      48,773       45,408         44,449.2       44,243.8       47,409.4       46,809.7       45,919.9      42,351.8
Imports of
  Goods  and
  Services .....     46,127       38,227         34,424.0       33,333.1       36,183.8       38,529.3       42,871.8      36,768.1
GDP (Expendi-
  tures) .......    499,667      480,693        469,148.7      465,972.4      463,145.3      451,296.9       24,537.2     396,197.0
Change in GDP
from
Preceding Year
  Nominal terms         3.9%         0.3%             0.7%           0.6%           2.6%           6.3%           7.2%          6.7%
  Real Terms ....       N/A          0.9%             0.5%          -0.2%           1.1%           4.3%           4.8%          4.7%

     Source: Economic Planning Agency, Japan

     ----------
     * Average of the first, second and third quarters of 1996.


     The following tables set forth certain economic indicators in Japan for the years shown.

                                  UNEMPLOYMENT

                                                                                  Labor Productivity
Year                          Number Unemployed         Percent Unemployed      Index (Manufacturing)
----                          -----------------         ------------------      ---------------------

                                (in millions)                                     (Base Year: 1990)

1985.....................            1.56                       2.6                      75.6

1986.....................            1.67                       2.8                      77.0

1987.....................            1.73                       2.8                      81.4

1988.....................            1.55                       2.5                      90.8

1989.....................            1.42                       2.3                      96.2

1990.....................            1.34                       2.1                     100.0

1991.....................            1.36                       2.1                     102.5

1992.....................            1.42                       2.2                      97.0

1993.....................            1.66                       2.5                      95.4

1994.....................            1.92                       2.9                      98.3

1995.....................            2.10                       3.2                     103.0

1996.....................            2.25                       3.4                     107.4*

     Source: Japan Productivity Center; Bureau of Statistics Management and
             Coordination Agency

     ----------
     * Average of the first, second and third quarters of 1996.

                              WHOLESALE PRICE INDEX

                                (Base Year: 1990)


                                     All          Change from
                       Year      Commodities     Preceding Year
                       ----      -----------     --------------
                       1985         110.4            (1.1)%

                       1986         100.3            (9.1)

                       1987          96.5            (3.8)

                       1988          95.6            (0.9)

                       1989          98.0             2.5

                       1990         100.0             2.0

                       1991          99.4            (0.6)

                       1992          97.8            (1.6)

                       1993          95.0            (2.9)

                       1994          93.0            (2.1)

                       1995          92.2            (0.9)

                       1996          92.8             0.7


                              Source: Bank of Japan


                              CONSUMER PRICE INDEX



                                                  Change from
                       Year           General    Preceding Year
                       ----           -------    --------------

                                (Base Year: 1990)
                       1985             93.5          2.0%

                       1986             94.1          0.6

                       1987             94.2          0.1

                       1988             94.9          0.7

                       1989             97.0          2.3

                       1990            100.0          3.1

                       1991            103.3          3.3

                                (Base Year: 1995)

                       1992             98.2          1.8

                       1993             99.4          1.2

                       1994            100.1          0.7

                       1995            100.0         (0.1)

                       1996            100.1          0.1


         Source: Bureau of Statistics Management and Coordination Agency


     Currency Fluctuation. Investments by the International Equity Fund, the Japan Growth Fund and the Japan OTC Fund in Japanese securities will be denominated in yen and most income received by these Funds from such investments will be in yen. However, the Funds' net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Funds' Japanese investments. The following table presents the average exchange rates of Japanese yen for U.S. dollars for the years shown:

                             CURRENCY EXCHANGE RATES


                              Year     Yen Per U.S. Dollar
                              ----     -------------------

                              1985          'Y'238.47

                              1986             168.35

                              1987             144.60

                              1988             128.17

                              1989             138.07

                              1990             145.00

                              1991             134.59

                              1992             126.62

                              1993             111.18

                              1994             102.22

                              1995              94.07

                              1996             108.78

Source: Nikkei (Calendar Year, Closing Average, Inter-Bank Rates in Tokyo, Spot)

     On February 14, 1997, the rate of exchange was 124.33 Japanese yen per U.S. dollar.

     Geological Factors. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity. The risks of such phenomena, and the damage resulting therefrom, continue to exist. On January 17, 1995, the Great Hanshin Earthquake killed over 5,000 people and severely damaged the port of Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimates damage to the region at approximately $120 billion. However, the long-term economic effects of the earthquake on the Japanese economy as a whole, and on the Funds' investments, cannot be predicted.



Securities Markets

     There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.


     As of the end of 1996, there were 1,293 domestic companies listed on the Tokyo Stock Exchange, first section, and 473 listed on the second section.


     The following table sets forth the trading volume and value of Japanese stocks on each of the eight Japanese stock exchanges for the years shown.

               STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                      (shares in millions; yen in billions)


                    All Exchanges                 Tokyo                     Osaka                   Nagoya
                 -------------------       -------------------       ------------------       -------------------
    Year         Volume        Value       Volume        Value       Volume       Value       Volume       Value
    ----         ------        -----       ------        -----       ------       -----       ------       -----
1989........     256,296   'Y'386,395      222,599   'Y'332,617      25,096    'Y'41,679        7,263   'Y'10,395

1990........     145,837      231,837      123,099      186,667      17,187       35,813        4,323       7,301

1991........     107,844      134,160       93,606      110,897      10,998       18,723        2,479       3,586

1992........      82,563       80,456       66,408       60,110      12,069       15,575        3,300       3,876

1993........     101,172      106,123       86,935       86,889      10,440       14,635        2,780       3,459

1994........     105,936      114,622       84,514       87,356      14,904       19,349        4,720       5,780

1995........     120,149      115,840       92,034       83,564      21,094       24,719        5,060       5,462

1996........     126,496      136,170      100,170      101,893      20,783       27,280        4,104       5,391




                  Kyoto               Hiroshima              Fukuoka               Niigata               Sapporo
             ----------------      ---------------       ----------------      ----------------      ----------------
             Volume     Value      Volume     Value      Volume     Value      Volume     Value      Volume     Value
             ------     -----      ------     -----      ------     -----      ------     -----      ------     -----
1989.....     331      'Y'443       190      'Y'235       268      'Y'330       398      'Y'475       151      'Y'221

1990.....     416         770       169         261       203         405       245         334       195         286

1991.....     220         300       125         149       122         174       181         208       113         123

1992.....     225         322       110         136       139         129       163         178       149         129

1993.....     223         340       185         178       229         225       207         226       174         170

1994.....     447         562       256         312       578         669       250         299       267         296

1995.....     641         873       286         306       404         396       295         212       336         308

1996.....     358         600       257         250       300         297       231         196       290         263


     Source: Tokyo Stock Exchange, Fact Book 1996; Tokyo Stock Exchange New York

     The following table sets forth the stock trading value of Japanese stocks on the Tokyo Stock Exchange for the years shown.

                              TOKYO STOCK EXCHANGE
                               STOCK TRADING VALUE

             Year                     Total         Daily Average        High             Low        Turnover Ratio
             ----                     -----         -------------        ----             ---        --------------
                                                  (yen in millions)

 1985.......................  'Y'  78,711,048     'Y'   276,179   'Y'    727,316    'Y' 110,512           44.7%

 1986.......................      159,836,218           572,890       1,682,060         115,244           67.2

 1987.......................      250,736,971           915,098       2,382,114         221,230           80.6

 1988.......................      285,521,260         1,045,865       2,768,810         192,704           70.2

 1989.......................      332,616,597         1,335,810       2,796,946         392,347           61.1

 1990.......................      186,666,820           758,808       1,464,920         218,205           37.7

 1991.......................      110,897,491           450,803       1,531,064         151,565           29.3

 1992.......................       60,110,391           243,362         686,737          97,616           18.0

 1993.......................       86,889,072           353,208       1,422,760          61,747           28.3

 1994.......................       87,355,567           353,666       1,114,216         123,904           25.6

 1995.......................       83,563,906           335,598       1,337,999          81,884           23.1

 1996.......................      101,892,634           412,521       1,362,586         154,643           28.9

Source: Tokyo Stock Exchange, Fact Book 1996; Tokyo Stock Exchange New York

     OTC Market. Trading of securities on the Japanese OTC market ("OTC Market" or "JASDAQ") is regulated primarily by the Japan Securities Dealers Association (the "JSDA"). The JSDA reports the daily high and low selling prices, the last selling price on each day, trading volumes, market capitalization and the number of corporate issues registered with the JSDA as traded over-the-counter by the member firms of the JSDA.

     The following table sets forth the number of issues traded in, the market capitalization of, and the trading value of stocks in, the Japanese OTC market for the years shown.

                               JAPANESE OTC MARKET
                     NUMBER OF ISSUES, MARKET CAPITALIZATION
                                AND TRADING VALUE


                                                                      Stock Trading Value
                                                          -------------------------------------------
                                                                      (yen in thousands)
Year          No. of Issues     Market Capitalization         Total                 Daily Average
----          -------------     ---------------------         -----                 -------------

                                  (yen in millions)

1985               150            'Y'1,572,308             'Y'195,711,396             'Y'686,706

1986               161               2,138,063                450,081,898              1,642,634

1987               172               2,489,409                400,065,211              1,460,092

1988               216               4,270,830                721,639,214              2,643,367

1989               279              12,508,712              2,085,482,912              8,375,433

1990               357              11,972,160              6,111,700,820             24,844,312

1991               446              13,001,864              5,043,126,216             20,500,513

1992               451               8,008,572              1,091,101,849              4,417,416

1993               491              11,318,446              2,880,539,952             11,709,512

1994               581              14,628,729              5,384,108,058             21,798,008

1995               698              14,604,314              5,889,972,000             23,654,000

1996               779              16,493,446              5,359,604,000*            25,926,000*

Source: JSDA, 1993 Annual Statistics for the OTC Market; Japan Securities Research Institute

----------
* For the period ended October 31, 1996

     Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

     The following table sets forth the high, low and year-end TOPIX for the years shown.

                         TOPIX (Tokyo Stock Price Index)

                               (Jan. 4, 1968=100)


                 Year         Year-end        High          Low
                 ----         --------        ----          ---
                 1985         1,049.40      1,058.35        916.93

                 1986         1,556.37      1,583.35      1,025.85

                 1987         1,725.83      2,258.56      1,557.46

                 1988         2,357.03      2,357.03      1,690.44

                 1989         2,881.37      2,884.80      2,364.33

                 1990         1,733.83      2,867.70      1,523.43

                 1991         1,714.68      2,028.85      1,638.06

                 1992         1,307.66      1,763.43      1,102.50

                 1993         1,439.31      1,698.67      1,250.06

                 1994         1,559.09      1,712.73      1,445.97

                 1995         1,577.70      1,585.87      1,193.16

                 1996         1,470.94      1,551.76      1,448.45


     Source: Tokyo Stock Exchange, Fact Book 1996; Tokyo Stock Exchange New York


     The Nikkei OTC Average is a price weighted index of the quotations of the OTC registered stock traded by members of the JSDA. The following table sets forth the year-end Nikkei OTC Average for the years shown.

                               NIKKEI OTC AVERAGE



                                          Nikkei OTC
                               Year        Average
                               ----        -------
                               1985          814.2
                               1986        1,056.4
                               1987        1,107.0
                               1988        1,313.1
                               1989        2,597.5
                               1990        2,175.5
                               1991        1,946.1
                               1992        1,227.9
                               1993        1,447.6
                               1994        1,776.1
                               1995        1,448.4
                               1996        1,330.6

               Sources: The Nihon Keizai Shimbun, Inc.; Bloomberg
            Financial Markets; Japan Securities Dealers Association



     As these indexes reflect, share prices of companies traded on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") in 1989 and 1990. Afterwards stock prices in both markets decreased significantly, reaching their lowest levels in the second half of 1992. There can be no assurance that additional market corrections will not occur.

                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors


     The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard N. Cooper (62)            Director
Harvard University                Professor at Harvard University; National
1737 Cambridge Street             Intelligence Counsel from June 1995 until
Cambridge, Massachusetts 02138    January 1997; Director or Trustee of
                                  CircuitCity Stores, Inc. (retail electronics
                                  and appliances) and Phoenix Home Life Mutual
                                  Insurance Company.

Donald J. Donahue (72)            Director
27 Signal Road                    Chairman of Magma Copper Company from December
Stamford, Connecticut 06902       1987 until December 1995; Chairman and
                                  Director of NAC Holdings from September
                                  1990-June 1993. Director of Chase Brass
                                  Industries, Inc. since December 1994; Director
                                  of Pioneer Companies, Inc. (chlor-alkali
                                  chemicals) and predecessor companies since
                                  1990 and Vice Chairman since December 1995.

Jack W. Fritz (69)                Director
2425 North Fish Creek Road        Private investor; Consultant and Director of
P.O. Box 483                      Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014             Communications (developers and operators of
                                  radio stations); Director of Advo, Inc.
                                  (direct mail advertising).

John L. Furth* (66)               Chairman of the Board
466 Lexington Avenue              Vice Chairman and Director of Warburg;
New York, New York 10017-3147     Associated with Warburg since 1970; Director
                                  and officer of other investment companies
                                  advised by Warburg.

----------
* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.

Thomas A. Melfe (65)              Director
30 Rockefeller Plaza              Partner in the law firm of Donovan Leisure
New York, New York 10112          Newton & Irvine; Chairman of the Board,
                                  Municipal Fund for New York Investors, Inc.

Alexander B. Trowbridge (67)      Director
1317 F Street                     President of Trowbridge Partners, Inc.
5th Floor                         (business consulting) from January
Washington, DC  20004             1990-November 1996; President of the National
                                  Association of Manufacturers from 1980 to
                                  1990; Director or Trustee of New England
                                  Mutual Life Insurance Co., ICOS Corporation
                                  (biopharmaceuticals), WMX Technologies Inc.
                                  (solid and hazardous waste collection and
                                  disposal), The Rouse Company (real estate
                                  development), Harris Corp. (electronics and
                                  communications equipment), The Gillette Co.
                                  (personal care products) and Sun Company Inc.
                                  (petroleum refining and marketing).

Arnold M. Reichman* (48)          Director and Executive Vice President
466 Lexington Avenue              Managing Director and Assistant Secretary of
New York, New York 10017-3147     Warburg; Associated with Warburg since 1984;
                                  Senior Vice President, Secretary and Chief
                                  Operating Officer of Counsellors Securities;
                                  Officer of other investment companies advised
                                  by Warburg.

Richard H. King (52)              President, Portfolio Manager and Co-
466 Lexington Avenue              Portfolio
New York, New York 10017-3147     Manager Portfolio Manager of the International
                                  Equity Fund and Co-Portfolio Manager of the
                                  Emerging Markets Fund and the Japan OTC Fund;
                                  Managing Director of Warburg since 1989;
                                  Associated with Warburg since 1989.

Eugene L. Podsiadlo (40)          Senior Vice President
466 Lexington Avenue              Managing Director of Warburg; Associated with
New York, New York 10017-3147     Warburg since 1991; Vice President of
                                  Citibank, N.A. from 1987-1991; Senior Vice
                                  President of Counsellors Securities and
                                  officer of other investment companies advised
                                  by Warburg.

----------
* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.

Eugene P. Grace (45)              Vice President and Secretary
466 Lexington Avenue              Associated with Warburg since April 1994;
New York, New York 10017-3147     Attorney-at-law from September 1989-April
                                  1994; life insurance agent, New York Life
                                  Insurance Company from 1993-1994; General
                                  Counsel and Secretary, Home Unity Savings Bank
                                  from 1991-1992; Vice President and Chief
                                  Compliance Officer and Assistant Secretary of
                                  Counsellors Securities; Vice President and
                                  Secretary of other investment companies
                                  advised by Warburg.

Howard Conroy (43)                Vice President  and Chief Financial Officer
466 Lexington Avenue              Associated with Warburg since 1992; Associated
New York, New York 10017-3147     with Martin Geller, C.P.A. from 1990-1992;
                                  Vice President, Finance with Gabelli/Rosenthal
                                  & Partners, L.P. until 1990; Vice President
                                  and Chief Financial Officer of other
                                  investment companies advised by Warburg.

Daniel S. Madden, CPA (31)        Treasurer and Chief Accounting Officer
466 Lexington Avenue              Associated with Warburg since 1995; Associated
New York, New York 10017-3147     with BlackRock Financial Management, Inc. from
                                  September 1994 to October 1995; Associated
                                  with BEA Associates from April 1993 to
                                  September 1994; Associated with Ernst & Young
                                  LLP from 1990 to 1993; Treasurer and Chief
                                  Accounting Officer of other investment
                                  companies advised by Warburg.

Janna Manes, Esq. (29)            Assistant Secretary
466 Lexington Avenue              Assistant Vice President of Warburg;
New York, New York 10017-3147     Associated with Warburg since 1996; Associated
                                  with the law firm of Willkie Farr & Gallagher
                                  from 1993-1996; Assistant Secretary of other
                                  investment companies advised by Warburg.

     No employee of Warburg, SPARX USA or PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of Warburg, SPARX USA, PFPC or any of their affiliates receives an annual fee of $500, ($1,000 for the International Equity Fund), and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation



                               Total Compensation         Total Compensation         Total Compensation
                                Emerging Markets         International Equity        from all Investment
                                 Fund and Japan             Fund and Japan            Companies Managed
         Name of Director          OTC Funds'D'              Growth Fund'D'              by Warburg'D'*
         ----------------          ----------                -------------               --------------

John L. Furth                        None**                     None**                      None**

Arnold M. Reichman                   None**                     None**                      None**

Richard N. Cooper                    $1,500                     $2,000                      $42,916

Donald J. Donahue                    $1,500                     $2,000                      $42,916

Jack W. Fritz                        $1,500                     $2,000                      $42,916

Thomas A. Melfe                      $1,500                     $2,000                      $42,916

Alexander B. Trowbridge              $1,500                     $2,000                      $42,916

----------
'D' Amounts shown are estimates of future payments to be made in the fiscal year ending October 31, 1997 pursuant to existing arrangements.
* Each Director also serves as a Director or Trustee of 22 other investment companies advised by Warburg.
** Messrs. Furth and Reichman are considered to be interested persons of the Funds and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Funds or any other investment company managed by Warburg.

     As of February 4, 1997, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Advisor Shares.

Portfolio Managers

     Mr. Richard H. King, president and co-portfolio manager of the Emerging Markets Fund and the Japan OTC Fund and president and portfolio manager of the International Equity Fund, earned a B.A. degree from Durham University in England. Mr. King is also portfolio manager of the International Equity Portfolios of Warburg, Pincus Institutional Fund, Inc. and Warburg, Pincus Trust. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984, Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed EAFE mutual fund (FTIT) from 1985 to 1986, which grew from $3 million to over $100 million during this two-year period.

     Mr. Nicholas P.W. Horsley, co-portfolio manager of the Emerging Markets Fund and the Japan OTC Fund and associate portfolio manager and research analyst of the International Equity Fund, is also a research analyst and associate portfolio manager of the

International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. He joined Warburg in 1993. From 1981 to 1984, Mr. Horsley was a securities analyst at Barclays Merchant Bank in London, UK and Johannesburg, RSA. From 1984 to 1986, he was a senior analyst with BZW Investment Management in London. From 1986 to 1993, he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Horsley earned B.A. and M.A. degrees with honors from University College, Oxford.

     Mr. Harold W. Ehrlich, an associate portfolio manager and research analyst of the Emerging Markets Fund and the International Equity Fund, is also an associate portfolio manager and research analyst of the International Equity Portfolios of Warburg, Pincus Institutional Fund, Inc. and Warburg, Pincus Trust. Prior to joining Warburg in February 1995, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986, and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from the University of Florida and earned his Chartered Financial Analyst designation in 1990.

     Mr. Vincent J. McBride, associate portfolio manager and research analyst of the Emerging Markets Fund and the International Equity Fund, is also an associate portfolio manager of the International Equity Portfolios of Warburg, Pincus Institutional Fund, Inc. and Warburg, Pincus Trust. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994, and at General Electric Investment Corp. from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

     Mr. P. Nicholas Edwards, portfolio manager of the Japan Growth Fund and associate portfolio manager and research analyst of the International Equity Fund, is also an associate portfolio manager and research analyst of the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. Prior to joining Warburg in August 1995, Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

     Mr. Shuhei Abe of SPARX USA is also a co-portfolio manager of the Japan OTC Fund. Mr. Abe is the founder and president of SPARX Asset Management Company, Ltd. ("SPARX"). Prior to founding SPARX in 1988, Mr. Abe worked for Soros Fund Management and Credit Suisse Trust Bank as an independent adviser. Mr. Abe began his career as an analyst at Nomura Research Institute in 1982 and worked in institutional equity sales at Nomura Securities International (New York).

     Mr. Toshikatsu Kimura is an associate portfolio manager of the Japan OTC Fund. Mr. Kimura has been a portfolio manager and analyst at SPARX since 1992, before which time he was a warrant trader and portfolio manager, respectively, at Sanyo Securities and Sanyo Investment Management from 1986 to 1990, and at Funai Capital from 1990 to 1992.

Investment Adviser and Co-Administrators

     Warburg serves as investment adviser to the Funds, Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Funds pursuant to separate written agreements (the "Advisory Agreement," "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). SPARX USA serves as sub-investment adviser to the Japan OTC Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). The services provided by, and the fees payable by the Funds to, Warburg under the Advisory Agreement, SPARX USA under the Sub-Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. See the Prospectuses, "Management of the Fund." Each class of shares of each Fund bears its proportionate share of fees payable to Warburg, SPARX USA for the Japan OTC Fund, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

Advisory Fees earned by Warburg
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

                                 Fiscal year ended         Fiscal year ended             Fiscal year ended
                                  October 31, 1994          October 31, 1995             October 31, 1996
                                  ----------------          ----------------             ----------------
Emerging Markets Fund                    ---             $29,641     ($29,641)     $1,789,738     ($1,031,252)
International Equity Fund      $9,879,319                $20,225,631               $30,605,750
Japan Growth Fund                        ---             $23,045     ($22,663)     $149,987       ($149,987)
Japan OTC Fund*                $13,176     ($13,176)     $599,720    ($599,720)    $2,721,814     ($573,600)

----------
* From its investment advisory fee, Warburg pays SPARX USA a sub-investment advisory fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation is paid by the Japan OTC Fund to SPARX USA for its sub-investment advisory services.

Co-Administration Fees earned by PFPC
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

                                Fiscal year ended      Fiscal year ended           Fiscal year ended
                                 October 31, 1994       October 31, 1995           October 31, 1996
                                 ----------------       ----------------           ----------------
Emerging Markets Fund                  ---           $2,845        ($2,845)     $171,815       ($71,109)
International Equity Fund    $851,564                $1,386,283                 $1,905,288
Japan Growth Fund                     ---            $2,212        ($2,176)     $14,399        ($11,644)
Japan OTC Fund               $7,084                  $90,701       ($26,746)    $260,256       ($53,976)


Co-Administration Fees earned by Counsellors Service


                                 Fiscal year ended      Fiscal year ended       Fiscal year ended
                                  October 31, 1994      October 31, 1995         October 31, 1996
                                  ----------------      ----------------         ----------------
Emerging Markets Fund                ---                          $2,372                 $143,179
International Equity Fund                 $871,165            $2,022,563               $3,060,575
Japan Growth Fund                    ---                          $1,844                  $11,999
Japan OTC Fund                              $1,054               $47,978                 $217,745


Custodian and Transfer Agent


     State Street Bank and Trust Company ("State Street") serves as custodian of the Emerging Market Fund's assets, Fiduciary Trust Company International ("Fiduciary") serves as custodian of the International Equity Fund's assets, PNC Bank, National Association ("PNC") and Fiduciary serve as custodians of the Japan Growth Fund's U.S. and foreign assets, respectively, and State Street serves as custodian of the Japan OTC Fund's assets. PNC also provides certain custodial services to the International Equity Fund, generally in connection with purchases and sales of the Fund's shares. Pursuant to separate custodian agreements (the "Custodian Agreements"), State Street, Fiduciary and PNC each
(i) maintain a separate account or accounts in the name of the Funds, (ii) hold and transfer portfolio securities on account of the Funds, (iii) make receipts and disbursements of money on behalf of the Funds, (iv) collect and receive all income and other payments and distributions for the account of the Funds' portfolio securities and (v) make periodic reports to the Boards concerning the Funds' custodial arrangements. State Street is authorized to select one or more foreign or domestic banks or trust companies and securities depositories to serve as sub-custodian on behalf of the Emerging Markets Fund or the Japan OTC Fund. Fiduciary is authorized to select one or more foreign or domestic banks or trust companies and securities depositories to serve as sub-custodian on behalf of the International Equity Fund, and to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Japan Growth Fund. The principal business address of Fiduciary is Two World Trade Center, New York, New York, 10048. PNC may delegate its duties under its Custodian Agreement with the Japan Growth Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Japan Growth Fund and upon the satisfaction of certain other conditions. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.

     State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Funds,
(ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Fund

     Each Fund's charter authorizes the Boards to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Shares"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares ("Advisor Shares"). Only Common Shares and Advisor Shares have been issued by the Funds.

     All shareholders of each Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

     Common Shares. The Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund have each entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund will pay Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Funds; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

     Pursuant to the 12b-1 Plan, Counsellors Securities provides the Boards with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. The Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund paid Counsellors Securities $357,864, $29,995 and $544,360, respectively, in the fiscal year ended October 31, 1996, all of which was expended on advertising and marketing communications.

     Advisor Shares. All Funds may enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectus, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

     The Funds' Advisor Shares paid the following fees for the year ended October 31, 1996, all of which were paid to Institutions:

Fund                                                        Payment
----                                                        -------
Emerging Markets Fund                                       $167
International Equity Fund                                   $2,138,703
Japan Growth Fund                                           $0
Japan OTC Fund                                              $0

     An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under a Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of any Fund's shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

     General. The Distribution Plans and the 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by the Boards, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plans, as the case may be ("Independent Directors"). Any material amendment of a Distribution Plan or a 12b-1 Plan would require the approval of the Boards in the same manner. Neither the Distribution Plans nor the 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Distribution Plan or 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of each Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

     If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, each Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

     Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the relevant Fund.

                               EXCHANGE PRIVILEGE

     An exchange privilege with certain other funds advised by Warburg is available to investors in any Fund. The funds into which exchanges of Common Shares currently can be made are listed in each Fund's Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.




     The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES


     The discussion set out below of tax considerations generally affecting each Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


     Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (i) distribute to its shareholders the sum of at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus at least 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in such securities or currencies; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures, forward contracts or certain other assets held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund
(a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the selling of securities held by it for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectuses. As a regulated investment company, each Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Funds expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

     The Funds' transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds, defer Fund losses and cause the Funds to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require each Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither a Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) a Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) a Fund will continue to qualify as a regulated investment company.

     A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

     Investments by the Emerging Markets Fund, the Japan Growth Fund and the Japan OTC Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to these Funds each year even though the Funds receive no cash distribution until maturity. Under the U.S. federal tax laws, these Funds will not be subject to tax on this income if they pay dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Funds.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in a Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.


     Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the relevant Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.


     If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and
(ii) the proceeds of any sales or repurchases of shares of the Funds. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies


     If a Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

     A Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by a Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to a Fund.

     On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of a Fund is unclear. If a Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under the proposed regulations, each year to mark-to market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to a Fund.

                          DETERMINATION OF PERFORMANCE

     From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to the Funds' Common Shares, the average annual total return for the periods ended October 31, 1996 were as follows (performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parentheses):

                                     One-Year            Five-Year       Since Inception (Date)
                                     --------            ---------       ----------------------
Emerging Markets Fund            9.46%      (8.63%)         ---         12.42%          (11.38%)
                                                                       (12/30/94)
International Equity Fund       10.35%                    10.92%        12.44%
                                                                        (5/2/89)
Japan Growth Fund                      ---                  ---         -1.50%*         (-2.50%*)
                                                                       (12/29/95)
Japan OTC Fund                  -2.79%     (-3.19%)         ---         -5.74%          (-6.09%)
                                                                       (9/30/94)

----------
* Non-annualized.

     These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)'pp'n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

     With respect to the Funds' Advisor Shares, the average annual total return for the periods ended October 31, 1996 were as follows (performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parentheses):

                                     One-Year            Five-Year       Since Inception (Date)
                                     --------            ---------       ----------------------
Emerging Markets Fund            9.20%       (8.79%)       ---           12.25%         (11.67%)
                                                                        (12/30/94)
International Equity Fund        9.89%                    10.44%         10.16%
                                                                         (4/5/91)
Japan Growth Fund                ---                       ---           -1.70%*        (-5.10%*)
                                                                        (12/29/95)
Japan OTC Fund                  -3.17%      (-3.05%)       ---           -5.97%         (-6.87%)
                                                                        (9/30/94)

----------
* Non-annualized.

     A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

     The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


     Warburg believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

     To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australasia and Far East Index (the "EAFE Index"), has equalled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S & P 500 Index") in 14 of the last 25 years. The following table compares annual total returns of the EAFE Index and the S & P 500 Index for the calendar years shown.

                          EAFE Index vs. S&P 500 Index
                                    1972-1996
                              Annual Total Return+


              Year                  EAFE Index              S&P 500 Index
              ----                  ----------              -------------
              1972*                    33.28                   15.63
              1973*                   -16.82                  -17.37
              1974*                   -25.60                  -29.72
              1975                     31.21                   31.55
              1976                      -.36                   19.15
              1977*                    14.61                  -11.50
              1978*                    28.91                    1.06
              1979                      1.82                   12.31
              1980                     19.01                   25.77
              1981*                    -4.85                   -9.73
              1982                     -4.63                   14.76
              1983*                    20.91                   17.27
              1984*                     5.02                    1.40
              1985*                    52.97                   26.33
              1986*                    66.80                   14.62
              1987*                    23.18                    2.03
              1988*                    26.66                   12.40
              1989                      9.22                   27.25
              1990                    -24.71                   -6.56
              1991                     10.19                   26.31
              1992                    -13.89                    4.46
              1993*                    30.49                    7.06
              1994*                     6.24                   -1.54
              1995                      9.42                   20.26
              1996                      4.40                   34.11

     The quoted performance information shown above is not intended to indicate the future performance of the Funds.

     Advertising or supplemental sales literature relating to the International Equity Fund, the Japan Growth Fund and The Japan OTC Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how such Funds differ from the EAFE Index in composition. The Japan Growth Fund and the Japan OTC Fund may also discuss in advertising and sales literature the history of Japanese stock markets, including the Tokyo Stock Exchange and OTC market. Sales literature and advertising may also discuss trends in the economy and corporate structure in Japan, including the contrast between the sales growth, profit growth, price/earnings ratios, and return on equity (ROE) of companies; it may discuss the cultural changes taking place among consumers in Japan, including increasing cost-consciousness and accumulation of purchasing power and wealth among Japanese consumers, and the ability of new companies to take advantage of these trends. The sales literature for these Funds may also discuss current statistics and projections of the volume, market capitalization, sector weightings and number of issues traded on Japanese exchanges and in Japanese OTC markets, and may include graphs of such statistics in advertising and other sales literature.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

     Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

     The financial statements for the periods beginning with commencement of the International Equity Fund through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst & Young"), independent auditors, as set forth in their report and have been included in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 7th Avenue, New York, New York 10019.

     Willkie Farr & Gallagher serves as counsel for the Funds as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS

     As of January 31, 1997, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:

Emerging Markets Fund
---------------------

Common Shares                 Charles Schwab & Co., Inc.                  36.92%
                              Reinvest Account
                              Attn: Mutual Funds Dept.
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                              National Financial Services Corporation     11.37%
                              FBO Customers
                              PO Box 3908
                              Church Street Station
                              New York, NY  10008-3908

Advisor Shares                Mesirow Financial, Inc.                     75.78%
                              Sidney Lieberstein IRA #88520319
                              Attn: No Load Mutual Funds
                              350 North Clark Street
                              Chicago, IL  60610-4712

                              Montgomery Securities                       5.37%
                              112-36433-12
                              Attn Mutual Funds: 4th Floor
                              600 Montgomery Street
                              San Francisco, CA  94111-2777

International Equity Fund
-------------------------
Common Shares                 Charles Schwab & Co., Inc.                  32.38%
                              Reinvest Account
                              Attn: Mutual Funds Dept.
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                              National Financial Services Corporation     10.81%
                              FBO Customers
                              PO Box 3908
                              Church Street Station
                              New York, NY  10008-3908

Advisor Shares                Connecticut General Life Ins. Co.           99.84%
                              On behalf of its separate accounts
                              55F c/o Melissa Spencer M110
                              CIGNA Corp. PO Box 2975
                              Hartford, CT  06104-2975

Japan Growth Fund
-----------------
Common Shares                 Charles Schwab & Co., Inc.                  46.64%
                              Reinvest Account
                              Attn: Mutual Funds Dept.
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                              National Financial Services Corporation     9.63%
                              FBO Customers
                              PO Box 3908
                              Church Street Station
                              New York, NY  10008-3908

                              Warburg, Pincus Counsellors, Inc.           7.08%
                              Attn: Stephen Distler
                              466 Lexington Avenue
                              New York, NY  10017-3140

Advisor Shares                Warburg, Pincus Counsellors, Inc.           83.79%
                              Attn: Stephen Distler
                              466 Lexington Avenue
                              New York, NY  10017-3140

Japan OTC Fund
--------------

Common Shares                 Charles Schwab & Co., Inc.                  42.22%
                              Reinvest Account
                              Attn: Mutual Funds Dept.
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                              National Financial Services Corporation     24.58%
                              FBO Customers
                              PO Box 3908
                              Church Street Station
                              New York, NY  10008-3908

Advisor Shares                Warburg, Pincus Counsellors, Inc.           83.19%
                              Attn: Stephen Distler
                              466 Lexington Avenue
                              New York, NY  10017-3140

     The Funds believe that these entities are not the beneficial owners of shares held of record by it. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of Warburg, may be deemed to have beneficially owned 12.83%, 6.94% and 6.00% of the outstanding shares of the Emerging Markets Fund, the International Equity Fund and the Japan Growth Fund, respectively, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

                              FINANCIAL STATEMENTS

     Each Fund's audited financial report dated October 31, 1996, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of its annual report upon request by calling Warburg Pincus Funds at (800) 927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings



     Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.




Corporate Bond Ratings

     The following summarizes the ratings used by S&P for corporate bonds:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


     BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.




     CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

     To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The following summarizes the ratings used by Moody's for corporate bonds:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



     C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION

                      WARBURG, PINCUS JAPAN OTC FUND, INC.

Item 24.       Financial Statements and Exhibits
               ----------------------------------
               (a)    Financial Statements:

                      (1)    Financial Statements included in
                             Part A:
                         (a) Financial Highlights

                      (2)    Financial Statements included in Part B:
                             (incorporated by reference to the Fund's Annual Report dated October 31, 1996)
                         (a) Report of Coopers & Lybrand L.L.P., Independent
                             Accountants
                         (b) Statement of Assets and Liabilities
                         (c) Statement of Operations
                         (d) Statement of Changes in Net Assets
                         (e) Financial Highlights
                         (f) Notes to Financial Statements

               (b)    Exhibits:

Exhibit No.           Description of Exhibit
-----------           -----------------------
        1 (a)         Articles of Incorporation.(1)

          (b)         Articles Supplementary.(1)

          (c)         Articles of Amendments.

          (d)         Articles Supplementary.

        2 (a)         By-Laws.(1)

          (b)         Amendment to By-Laws.(1)

        3             Not applicable.

        4             Forms of Share Certificates.(3)

----------------------
(1) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on September 22, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 29, 1995.

        5 (a)                Form of Investment Advisory Agreement.(1)

          (b)                Form of Sub-Investment Advisory Agreement.(1)

        6                    Form of Distribution Agreement.

        7                    Not applicable.

        8                    Form of Custodian Agreement, as amended.(2)

        9 (a)                Form of Transfer Agency Agreement.(4)

          (b)                Form of Counsellors Service Co-Administration
                             Agreement.(4)

          (c)                Form of PFPC Co-Administration Agreement.(5)

          (d)                Forms of Services Agreements.

       10 (a)                Opinion of Willkie Farr & Gallagher, counsel to the
                             Fund.

          (b)                Consent of Willkie Farr & Gallagher, counsel to the
                             Fund.

       11 (a)                Consent of Coopers & Lybrand L.L.P., Independent
                             Accountants.

          (b) Consent of Hamada & Matsumoto, Japanese counsel to the Fund.

------------------

(3) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-61225).

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

Exhibit No.                  Description of Exhibit

       12                    Not applicable.

       13                    Form of Purchase Agreement.(1)

       14                    Retirement Plans.(6)

       15(a)                 Form of Shareholder Servicing and Distribution
                             Plan.

         (b)                 Form of Shareholder Services Plan.(5)

         (c)                 Form of Distribution Plan.

       16                    Schedule for Computation of Total Return
                             Performance Quotation.

       17(a)                 Financial Data Schedule relating to Common Shares.

         (b)                 Financial Data Schedule relating to Advisor Shares.

       18                    Form of Rule 18f-3 Plan.


---------------

(6) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A for Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

Item 25.       Persons Controlled by or Under Common Control with
               Registrant

               From time to time, Counsellors may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Counsellors has four wholly-owned subsidiaries:
Counsellors Securities Inc., a New York Corporation; Counsellors Funds Service Inc., a New York corporation; Counsellors Agency Inc., a New York corporation; and Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation.

Item 26.       Number of Holders of Securities

                                              Number of Record Holders
                  Title of Class              as of December 31, 1996
                  ---------------            --------------------------

        Shares of beneficial interest,
        par value $.001 per share                          2,143

        Shares of beneficial interest,
        par value $.001 per share
        - Series 1                                             0

        Shares of beneficial interest,
        par value $.001 per share
        - Series 2 (Advisor Shares)                            7


Item 27.      Indemnification

              Registrant, officers and directors of Warburg, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on July 21, 1995.

Item 28.      Business and Other Connections of Investment
              Adviser

              Warburg, a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

              SPARX Investment & Research, USA, Inc. ("SPARX"), a wholly owned subsidiary of SPARX Asset Management Co., Ltd. ("SPARX Management"), acts as sub-investment adviser to Registrant. SPARX is an independent investment advisory company owned by its president and founder, Shuhei Abe. The list required by this Item 28 of officers and directors of SPARX, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SPARX (SEC File No. 801-47433).

Item 29.      Principal Underwriter
              ----------------------

              (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc., Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Growth & Income Fund Inc; Warburg Pincus Health Sciences Fund; Warburg Pincus Institutional Fund, Inc.; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg, Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Tax Free Fund; Warburg Pincus Trust; and Warburg Pincus Trust II.


              (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934, as amended.

Item 30.      Location of Accounts and Records
              ---------------------------------

               (1)    Warburg, Pincus Japan OTC Fund, Inc.
                      466 Lexington Avenue
                      New York, New York  10017-3147
                      (Fund's Articles of Incorporation,
                      by-laws and minute books)

               (2)    Counsellors Funds Service, Inc.
                      466 Lexington Avenue
                      New York, New York  10017-3147
                      (records relating to its functions
                      as co-administrator)

               (3)    PFPC Inc.
                      400 Bellevue Parkway
                      Wilmington, Delaware  19809
                      (records relating to its functions
                      as co-administrator)

               (4)    Counsellors Securities Inc.
                      466 Lexington Avenue
                      New York, New York 10017-3147
                      (records relating to its functions
                      as distributor)

               (5)    Warburg, Pincus Counsellors, Inc.
                      466 Lexington Avenue
                      New York, New York 10017-3147
                      (records relating to its functions
                      as investment adviser)

               (6)    SPARX Investment & Research, USA, Inc.
                      413 Seaside Avenue
                      Honolulu, Hawaii 96815
                      (records relating to its function
                      as sub-investment adviser)

               (7) State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110 (records relating to its functions as custodian, transfer agent and dividend disbursing agent)

               (8)    Boston Financial Data Services, Inc.
                      2 Heritage Drive
                      North Quincy, Massachusetts 02171
                      (records relating to its functions as
                      transfer agent and dividend disbursing agent)


Item 31.      Management Services
              --------------------

              Not applicable.

Item 32.      Undertakings
              ------------

              (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

              (b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, there unto duly authorized, in the City of New York and the State of New York, on the 25th day of February, 1997.


                                WARBURG, PINCUS JAPAN OTC FUND, INC.

                                By: /s/Richard H. King
                                   ------------------------
                                       Richard H. King
                                          President


              Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/  John L. Furth                   Chairman of the           February 25, 1997
--------------------                 Board and Director
     John L. Furth

/s/ Richard H. King                  President                 February 25, 1997
--------------------
    Richard H. King

/s/ Howard Conroy                    Vice President and        February 25, 1997
--------------------                 Chief Financial
    Howard Conroy                    Officer


/s/ Daniel S. Madden                 Treasurer and             February 25, 1997
--------------------                 Chief Accounting
    Daniel S. Madden                 Officer


/s/ Richard N. Cooper                Director                  February 25, 1997
--------------------
    Richard N. Cooper

/s/ Donald J. Donahue                Director                  February 25, 1997
--------------------
    Donald J. Donahue

/s/ Jack W. Fritz                    Director                  February 25, 1997
--------------------
    Jack W. Fritz

/s/ Thomas A. Melfe                  Director                  February 25, 1997
--------------------
    Thomas A. Melfe

/s/ Alexander B. Trowbridge          Director                  February 25, 1997
---------------------------
    Alexander B. Trowbridge

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/s/ Arnold M. Reichman               Director                  February 25, 1997
--------------------
    Arnold M. Reichman

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


                                INDEX TO EXHIBITS



Exhibit No.                  Description of Exhibit
----------                   ----------------------

       1(c)                  Articles of Amendment.

        (d)                  Articles Supplementary.

       6                     Form of Distribution Agreement.

       9(d)                  Forms of Services Agreements.

       10(a)                 Opinion of Willkie Farr & Gallagher, counsel to the
                             Fund.

         (b)                 Consent of Willkie Farr & Gallagher, counsel to the
                             Fund.

       11(a)                 Consent of Coopers & Lybrand L.L.P., Independent
                             Accountants.

         (b) Consent of Hamada & Matsumoto, Japanese counsel to the Fund.

       15(a)                 Form of Shareholder Servicing and
                             Distribution Plan.

         (c)                 Form of Distribution Plan.

       16                    Schedule for Computation of Total Return
                             Performance Quotation.

       17(a)                 Financial Data Schedule relating to Common Shares.

       17(b)                 Financial Data Schedule relating to Advisor Shares.

       18                    Form of Rule 18f-3 Plan.

                            STATEMENT OF DIFFERENCES
                            ------------------------

The trademark symbol shall be expressed as .................................'tm'
The dagger symbol shall be expressed as .....................................'D'
Characters normally expressed as superscript shall be preceded by  .........'pp'




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